SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VII
Fidelity Select Portfolios
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
Proxy Materials

(The chairman's photo appears here.)

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Series VII

Fidelity Select Portfolios

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on May 14, 2013. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that two of these proposals are in the interests of shareholders - the proposal to elect a Board of Trustees and the proposal to approve a management contract between the fund and Fidelity SelectCo, LLC. They recommend that you vote for these proposals. They recommend that you vote against the proposal submitted by shareholders of certain funds.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098 (Advisor classes only) or 1-800-544-8544 (other than Advisor classes). We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees. The Fidelity Equity and High Income Fund Board of Trustees, with the support of Fidelity Management & Research Company (FMR), has made a decision to reorganize themselves into two separate groups and thereby create two Boards. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

2. To approve a management contract between the fund and Fidelity SelectCo, LLC (SelectCo). Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and on a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund.

3. For shareholders of Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, and Health Care Portfolio only, a proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity." Certain shareholders of the above-referenced funds (for purposes of Proposal 3, each a "Fund") have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote "AGAINST" the proposal.

1. To elect a Board of Trustees.

What do you mean by a two-Board structure?

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity's Equity and High Income Funds, together with FMR, have been considering ways to structure the Board for each Fidelity Equity and High Income Fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Fidelity Equity and High Income Funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity Equity and High Income Funds - with the support of FMR - have made a decision to segregate Fidelity's Equity and High Income Funds into two separate groups and thereby create two Boards. One Board will oversee Fidelity's sector funds (currently 64 funds with approximate assets of over $47 billion as of January 31, 2013), while the second Board will oversee the remainder of Fidelity's Equity and High Income Funds (currently 170 funds with approximate assets of over $730 billion as of January 31, 2013). The Trustees believe that restructuring the current Board into two separate Boards will take into account the opportunities for each Board to focus on a smaller group of funds and Fidelity's commitment to continue to provide sufficient support for the operation of multiple Boards.

Why did the Fidelity Equity and High Income Fund Board of Trustees decide to reorganize into two separate Boards?

The Board made this decision because it believes adopting a separate board structure for Fidelity's sector business will promote greater focus on fund-specific issues and will further align the interests of each Board and Fidelity.

• Greater focus on fund-specific issues. A multiple equity board structure will allow each board to focus on issues specific to the funds under that board's oversight. Investment strategies continue to evolve in complexity and the range of investment products available in the marketplace is expanding. The Board expects this trend to continue and its desire to reorganize is based on opportunities to grow Fidelity's sector funds' market share and potentially to expand the overall sector investing space.

• Aligning focus of each Board and Fidelity. Although part of Fidelity's broader Equity group, the growth of its sector business will increasingly rely on separate priorities and opportunities for growth, as well as a distinct culture and approach to investing and research. A separate board for this group of funds will be able to work more closely with management to focus on the unique needs of sector investing disciplines.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2. To Approve a management contract between the fund and Fidelity SelectCo, LLC.

Why am I being asked to approve a new management contract?

Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and on a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund. You are being asked to vote separately on Proposal 2 solely with respect to the fund(s) that you own.

What is different about the new management contract?

The terms of the New Management Contracts are identical to those of the current management contracts with FMR (the Current Management Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. Additionally, the fees payable to SelectCo under the New Management Contracts are identical to the fees payable to FMR under the Current Management Contracts.

How will the new management contract impact the day-to-day management of the funds?

If a New Management Contract is approved by shareholders with respect to a fund, there would be no change to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

General Questions on the Proxy

Has the funds' Board of Trustees approved each proposal?

Yes. Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that two of these proposals are in the interests of shareholders - the proposal to elect a Board of Trustees and the proposal to approve a management contract between the fund and SelectCo. They recommend that you vote FOR these proposals. They recommend that you vote AGAINST the proposal submitted by shareholders of certain funds.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098 (Advisor classes only) or 1-800-544-8544 (other than Advisor classes).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."



Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on May 14, 2013

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

FIDELITY ADVISOR SERIES VII
FIDELITY SELECT PORTFOLIOS

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544 (other than Advisor classes)
1-877-208-0098 (Advisor classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station) on May 14, 2013, at 10:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for each trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. For each fund, to approve a management contract between the fund and Fidelity SelectCo, LLC.

3. For each of Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, and Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on March 18, 2013 as the record date for the determination of the shareholders of each of the funds and classes, as applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

March 18, 2013

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES VII
FIDELITY SELECT PORTFOLIOS

TO BE HELD ON MAY 14, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on May 14, 2013 at 10:00 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All funds. See Appendix A for a list of funds in each trust.	(Click Here)
2.	To approve a management contract between the fund and Fidelity SelectCo, LLC (SelectCo).	All funds. See Appendix A for a list of funds in each trust.	(Click Here)
3.

Shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

		Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, and Health Care Portfolio	(Click Here)

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 18, 2013. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds also may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to each fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the funds. In addition, FIL Investment Advisors (FIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and FIL Investment Advisors (UK) Limited (FIA(UK)), located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom are also sub-advisers to Fidelity International Real Estate Fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of each trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2 and 3, one-third of the aggregate number of each fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposal 3 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of January 31, 2013 are indicated in Appendix C.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on January 31, 2013, to the knowledge of each trust, is detailed in Appendix D.

As of January 31, 2013, approximately 31.78% of Select Portfolios: Insurance Portfolio's total outstanding shares was held of record and/or beneficially by VIP FundsManager 60% Portfolio, Boston, MA and approximately 33.36% of Select Portfolios: Consumer Discretionary Portfolio's total outstanding shares was held of record and/or beneficially by VIP FundsManager 60% Portfolio, Boston, MA. A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FMR has advised the trusts that certain shares are registered to FMR. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1 and 2 and AGAINST Proposal 3. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on March 18, 2013 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual and/or semiannual reports, contact Fidelity at 1-800-544-8544 (other than for Advisor classes) or 1-877-208-0098 (Advisor classes only), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: A plurality of the trust's shares voting at the meeting is sufficient to elect trustees pursuant to Proposal 1. Approval of Proposal 2 requires the vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the appropriate fund voted in person or by proxy at the Meeting. With respect to Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees in connection with segregating Fidelity's sector business under the supervision of a separate Board of Trustees. You have received this proxy statement because you own one or more Fidelity sector funds and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity's Equity and High Income Funds, together with FMR, have been considering ways to structure the Board for each Fidelity Equity and High Income Fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Fidelity Equity and High Income Funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity Equity and High Income Funds - with the support of FMR - have made a decision to segregate Fidelity's Equity and High Income Funds into two separate groups and thereby create two Boards. One Board will oversee Fidelity's sector funds (64 funds with approximate assets of over $47 billion as of January 31, 2013, while the second Board will oversee the remainder of Fidelity's Equity and High Income Funds 170 funds with approximate assets of over $730 billion as of January 31, 2013). The Trustees believe that restructuring the current Board into two separate Boards will take into account both the opportunity for each Board to focus on a smaller group of funds as well as Fidelity's commitment to continue to provide sufficient support for the operation of multiple Boards.

In connection with segregating Fidelity's sector fund business under the supervision of a separate Board, a slate of Trustees must be put in place to oversee the sector funds. Some existing Trustees and Advisory Board members are proposed to serve on the Board overseeing the Fidelity sector funds. The 1940 Act requires that a shareholder meeting be held to elect Trustees.

The Trustees, with the support of FMR, made the decision to create a two-Board structure for the Equity and High Income Funds, and based their decision on two specific factors. First, restructuring the current Board into two separate Boards will allow each Board to focus on specific issues that will impact the future of the particular funds under that Board's oversight. Investment strategies are evolving in complexity and the range of investment products available in the marketplace is expanding rapidly. This trend is expected to continue, and the Trustees' desire to reorganize is based on anticipated growth in the sector investing space. Second, adopting a separate board structure for Fidelity's sector business will serve to further align the interests of each Board and Fidelity. As Fidelity's sector business continues to grow, it will increasingly rely on priorities and opportunities for growth that are separate and distinct from Fidelity's broader Equity group. In addition, the sector business will require a distinct culture and approach to investing in research. A separate Board for this group of funds will be able to work more closely with management to focus on the unique needs of sector investing disciplines.

The two-Board structure will be implemented at the same time for all Fidelity Equity and High Income funds. On August 1, 2013, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing a two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. Ned C. Lautenbach and William S. Stavropoulos have indicated that, if elected, each expects to resign their position on the sector funds Board effective July 31, 2014. The size of the Board that will oversee the sector funds will be fixed at six Trustees. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

All nominees for the sector funds Board are currently Trustees or Members of the Advisory Board of the trusts and have served in those capacities continuously since originally elected or appointed. David A Rosow and Garnett A. Smith were selected by the trusts' Governance and Nominating Committee and were appointed as Members of the Advisory Board effective June 12, 2012. A third-party search firm retained by the Independent Trustees recommended Messrs. Rosow and Smith.

Each of the nominees that is currently a Trustee of the trusts oversees 236 funds advised by FMR or an affiliate. After the implementation of the two-board structure, Ronald P. O'Hanley, Michael E. Wiley and Messrs. Rosow and Smith will oversee 64 funds, and Messrs. Lautenbach and Stavropoulos will oversee 236 funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominees you are being asked to elect as Trustees of the sector fund Board are as follows:

Interested Nominees*:

Correspondence intended for the Interested Nominee (that is, the nominee that is an interested person (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience**
Ronald P. O'Hanley (56)

Year of Election or Appointment: 2011

Trustee. Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Mr. O'Hanley has been determined to be "interested" by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.

** The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience*
Ned C. Lautenbach (69)

Year of Election or Appointment: 2000

Trustee. Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Trustee. Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions) and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Trustee. Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

* The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of January 31, 2013, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. As noted above, Messrs. Lautenbach and Stavropoulos have each indicated an intent to resign his term effective July 31, 2014. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board is currently composed of two Interested Trustees and nine Independent Trustees. See Appendix H for the number of meetings the Board held during each fund's last fiscal year. Following the implementation of the two-Board structure for the Equity and High Income Fidelity funds, it is expected that the Trustees of the Sector Funds Board will initially include one interested and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For information about the Trustees of each trust's Board that are not nominees, please see "Trustees, Advisory Board Members and Executive Officers of the Funds" beginning on page 18. For information about the funds' Board structure and risk oversight function, and current and proposed standing committees of the funds' Trustees, refer to the section entitled "Board Structure and Oversight Function and Standing Committees of the Funds' Trustees" beginning on page 22.

The dollar range of equity securities beneficially owned as of December 31, 2012 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix F.

2. TO APPROVE A MANAGEMENT CONTRACT BETWEEN EACH FUND AND SELECTCO.

Proposal 2 relates to the approval by shareholders of new management contracts (the New Management Contracts) between SelectCo and each of the funds. Throughout 2012, FMR discussed with the Trustees plans to establish a new investment adviser, SelectCo, to manage sector-based funds and products. Fidelity believes that a separate investment adviser will be better positioned to focus on opportunities for growth within the sector investing space and to offer a distinct approach to sector investing and research. To that end, shareholders are being asked to approve a new management contract between SelectCo and each fund. You are being asked to vote separately on Proposal 2 solely with respect to the fund(s) that you own.

As described in more detail below, the terms of the New Management Contracts are identical to those of the current management contracts with FMR (the Current Management Contracts), except with respect to the name of the investment adviser, the dates of execution and the initial two-year term of the contract. Additionally, the fees payable to SelectCo under the New Management Contracts are identical to the fees payable to FMR under the Current Management Contracts. Further, if a New Management Contract is approved by shareholders with respect to a fund, there would be no change to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management. Information regarding the Current Management Contracts, including (i) the date of each contract and (ii) the date on which the contracts were last approved by shareholders, is provided in Appendix G. Each Current Management Contract was last approved by the Board of Trustees in July 2012 in connection with the Board's annual review of each fund's advisory arrangements.

Subject to shareholder approval, the New Management Contracts will go into effect at or before the close of business on July 31, 2013, at which time the Current Management Contracts will terminate. If the New Management Contracts are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms. If Proposal 2 is not approved by shareholders of a fund, the Board of Trustees will evaluate all other short- and long-term options permitted by law, which could include an interim management contract of limited duration.

Activities and Management of SelectCo

SelectCo, a Delaware limited liability company with its principal business address at 1225 17th Street, Suite 1530, Denver, Colorado, would serve as investment adviser to the funds pursuant to the New Management Contracts. As SelectCo is a newly-registered investment adviser, SelectCo does not currently serve as investment adviser to other investment companies with similar investment objectives as those of the funds.

The principal executive officers of SelectCo are Anthony R. Rochte, President; William F. Kavanagh, Chief Operating Officer; William E. Dailey, Treasurer; and Scott C. Goebel, Secretary. The principal business address for Messrs. Rochte and Kavanagh is 1225 17th Street, Suite 1530, Denver, Colorado 80202. The principal business address for Messrs. Dailey and Goebel is 82 Devonshire Street, Boston, Massachusetts 02109.

The directors of SelectCo are Ronald P. O'Hanley and Jacques P. Perold. The principal business address of each of the directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Mr. O'Hanley is also a Trustee of the trusts. Mr. Goebel is currently Secretary and Chief Legal Officer of the funds and Secretary of SelectCo.

All of the stock of SelectCo is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Material Terms of the Current Management Contracts and the New Management Contracts

As noted above, except with respect to the name of the investment adviser, the dates of execution, and the initial two-year term, the New Management Contracts are identical to the Current Management Contracts. The following summary of the material terms of the Current Management Contracts and the New Management Contracts is qualified in its entirety by reference to the form of the New Management Contract attached in Exhibit 1.

Management Services. Under the terms of the Current Management Contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The New Management Contracts contain identical provisions as to management services, except that such services will be provided by SelectCo.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund generally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's Current Management Contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the funds' proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The New Management Contracts contain identical provisions as to management-related expenses.

Management Fees. For the services of FMR under the Current Management Contracts, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,374 billion of group net assets - the approximate level for December 2012 - was 0.2559%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,374 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2012, each fund's annual management fee rate was calculated to be the following:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Air Transportation Portfolio	0.2559%	+	0.3000%	=	0.5559%
Automotive Portfolio	0.2559%	+	0.3000%	=	0.5559%
Banking Portfolio	0.2559%	+	0.3000%	=	0.5559%
Biotechnology Portfolio	0.2559%	+	0.3000%	=	0.5559%
Brokerage and Investment Management Portfolio	0.2559%	+	0.3000%	=	0.5559%
Chemicals Portfolio	0.2559%	+	0.3000%	=	0.5559%
Communications Equipment Portfolio	0.2559%	+	0.3000%	=	0.5559%
Computers Portfolio	0.2559%	+	0.3000%	=	0.5559%
Construction and Housing Portfolio	0.2559%	+	0.3000%	=	0.5559%
Consumer Discretionary Portfolio	0.2559%	+	0.3000%	=	0.5559%
Consumer Finance Portfolio	0.2559%	+	0.3000%	=	0.5559%
Consumer Staples Portfolio	0.2559%	+	0.3000%	=	0.5559%
Defense and Aerospace Portfolio	0.2559%	+	0.3000%	=	0.5559%
Electronics Portfolio	0.2559%	+	0.3000%	=	0.5559%
Energy Portfolio	0.2559%	+	0.3000%	=	0.5559%
Energy Service Portfolio	0.2559%	+	0.3000%	=	0.5559%
Environment and Alternative Energy Portfolio	0.2559%	+	0.3000%	=	0.5559%
Financial Services Portfolio	0.2559%	+	0.3000%	=	0.5559%
Gold Portfolio	0.2559%	+	0.3000%	=	0.5559%
Health Care Portfolio	0.2559%	+	0.3000%	=	0.5559%
Industrial Equipment Portfolio	0.2559%	+	0.3000%	=	0.5559%
Industrials Portfolio	0.2559%	+	0.3000%	=	0.5559%
Insurance Portfolio	0.2559%	+	0.3000%	=	0.5559%
IT Services Portfolio	0.2559%	+	0.3000%	=	0.5559%
Leisure Portfolio	0.2559%	+	0.3000%	=	0.5559%
Materials Portfolio	0.2559%	+	0.3000%	=	0.5559%
Medical Delivery Portfolio	0.2559%	+	0.3000%	=	0.5559%
Medical Equipment and Systems Portfolio	0.2559%	+	0.3000%	=	0.5559%
Multimedia Portfolio	0.2559%	+	0.3000%	=	0.5559%
Natural Gas Portfolio	0.2559%	+	0.3000%	=	0.5559%
Natural Resources Portfolio	0.2559%	+	0.3000%	=	0.5559%
Pharmaceuticals Portfolio	0.2559%	+	0.3000%	=	0.5559%
Retailing Portfolio	0.2559%	+	0.3000%	=	0.5559%
Software and Computer Services Portfolio	0.2559%	+	0.3000%	=	0.5559%
Technology Portfolio	0.2559%	+	0.3000%	=	0.5559%
Telecommunications Portfolio	0.2559%	+	0.3000%	=	0.5559%
Transportation Portfolio	0.2559%	+	0.3000%	=	0.5559%
Utilities Portfolio	0.2559%	+	0.3000%	=	0.5559%
Wireless Portfolio	0.2559%	+	0.3000%	=	0.5559%
Fidelity Real Estate Investment Portfolio	0.2559%	+	0.3000%	=	0.5559%
Fidelity Telecom and Utilities Fund	0.2559%	+	0.2000%	=	0.5559%
Fidelity International Real Estate Fund	0.2559%	+	0.4500%	=	0.5559%
Fidelity Advisor® Biotechnology Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor® Communications Equipment Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Consumer Discretionary Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Electronics Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Energy Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Financial Services Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Health Care Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Industrials Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Real Estate Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Technology Fund	0.2559%	+	0.3000%	=	0.5559%
Fidelity Advisor Utilities Fund	0.2559%	+	0.3000%	=	0.5559%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the management fees each fund paid to FMR as of its most recent fiscal year end (see Appendix A):

Fund	Management Fees Paid to FMR
Air Transportation Portfolio	$ 409,912
Automotive Portfolio	$ 880,441
Banking Portfolio	$ 2,186,844
Biotechnology Portfolio	$ 7,057,699
Brokerage and Investment Management Portfolio	$ 2,287,106
Chemicals Portfolio	$ 4,175,466
Communications Equipment Portfolio	$ 2,257,315
Computers Portfolio	$ 3,135,601
Construction and Housing Portfolio	$ 562,690
Consumer Discretionary Portfolio	$ 1,218,810
Consumer Finance Portfolio	$ 718,590
Consumer Staples Portfolio	$ 8,658,032
Defense and Aerospace Portfolio	$ 3,645,073
Electronics Portfolio	$ 6,254,989
Energy Portfolio	$ 14,238,682
Energy Service Portfolio	$ 8,725,176
Environment and Alternative Energy Portfolio	$ 487,250
Financial Services Portfolio	$ 2,111,948
Gold Portfolio[1]	$ 25,307,466
Health Care Portfolio	$ 11,660,739
Industrial Equipment Portfolio	$ 1,763,474
Industrials Portfolio	$ 2,892,685
Insurance Portfolio	$ 1,357,690
IT Services Portfolio	$ 1,069,891
Leisure Portfolio	$ 2,143,788
Materials Portfolio	$ 7,696,020
Medical Delivery Portfolio	$ 4,251,703
Medical Equipment and Systems Portfolio	$ 7,997,975
Multimedia Portfolio	$ 1,030,406
Natural Gas Portfolio	$ 4,920,636
Natural Resources Portfolio	$ 9,101,723
Pharmaceuticals Portfolio	$ 3,222,283
Retailing Portfolio	$ 1,390,012
Software and Computer Services Portfolio	$ 7,162,459
Technology Portfolio	$ 13,347,625
Telecommunications Portfolio	$ 2,062,779
Transportation Portfolio	$ 1,485,427
Utilities Portfolio	$ 2,799,781
Wireless Portfolio	$ 1,627,637
Fidelity Real Estate Investment Portfolio	$ 18,870,546
Fidelity Telecom and Utilities Fund[2]	$ 4,367,763
Fidelity International Real Estate Fund	$ 1,872,547
Fidelity Advisor Biotechnology Fund	$ 531,816
Fidelity Advisor Communications Equipment Fund	$ 301,275
Fidelity Advisor Consumer Discretionary Fund	$ 326,039
Fidelity Advisor Electronics Fund	$ 98,365
Fidelity Advisor Energy Fund	$ 3,872,271
Fidelity Advisor Financial Services Fund	$ 631,606
Fidelity Advisor Health Care Fund	$ 2,536,733
Fidelity Advisor Industrials Fund	$ 2,205,258
Fidelity Advisor Real Estate Fund	$ 2,879,010
Fidelity Advisor Technology Fund	$ 4,003,607
Fidelity Advisor Utilities Fund	$ 951,962

1 FMR waived management fees in the amount of $103,814 for the most recent fiscal year.

2 Reflects upward performance adjustment of $215,091 for the most recent fiscal year.

The New Management Contracts contain identical provisions as to management fees, except such fees will be paid to SelectCo.

If the New Management Contract with SelectCo is approved by shareholders, any existing voluntary expense caps between FMR and the funds will terminate upon the termination of the Current Management Contract. SelectCo, however, intends to recommend approval of new voluntary caps.

Board Approval of Investment Advisory Contracts and Management Fees.

On November 15, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and SelectCo and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to identify additional opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under management increase, and for higher fee rates as total fund assets under management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

3. SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT'S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY.

Certain shareholders of Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, and Health Care Portfolio (for purposes of Proposal 3 only, each a "Fund") have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote "AGAINST" the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund's knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109, or by calling 1-617-563-9021.

Proposal

WHEREAS:

Fidelity has released no genocide-free investing policy to prevent investments in companies that contribute to genocide.

It may at any time increase such holdings or involve new mutual funds. As a result, individuals, through their mutual funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by Fidelity.

We believe that:

1) Investors do not want their pensions and family savings connected to genocide.

a) Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings connected to genocide.

b) In the face of the most extreme human rights crises investment companies share responsibility, along with government, to act.

c) In KRC Research's 2010 study, 88% of respondents said they would like their mutual funds to be genocide-free.

d) Millions of people have voted for shareholder proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition.

2) This problem is particularly important to shareholders because Fidelity:

a) Has, for years, been a large holder of PetroChina, which, through its closely related parent, China National Petroleum Company, is internationally recognized as the worst offender helping fund the Government of Sudan's genocide in Darfur.

b) Actively opposed earlier shareholder requests for genocide-free investing.

c) Continued to buy shares of problem companies even after becoming aware of the investment's connection to the Darfur genocide.

d) Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

3) A policy against investments in genocide must:

a) Be clear and transparent.

b) Apply today and to any future genocide.

c) Prevent purchasing shares of companies known to substantially contribute to genocide.

d) Require corrective action for existing problem investments. If the fund holds problem companies and can effectively influence their behavior, then time-limited engagement may be appropriate. If not, the problem investments should be sold.

4) There are no sound financial, fiduciary, or legal reasons that prevent the fund from having a policy against investments in genocide, as TIAA-CREF demonstrated in 2009.

a) Ample competitive investment choices exist, even with index funds.

b) Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson's classic asset allocation study.

c) Even the most conservative legal concerns can be addressed by a small change to the prospectus.

d) Management can easily obtain independent assessments of problem companies and their connection to genocide.

5) Investor pressure can help influence foreign governments, as in South Africa. Similarly, divestment pressure on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Statement of Opposition

The Funds' Board of Trustees recommends that you vote "AGAINST" this proposal.

Fidelity, as investment adviser to the Fund, seeks to achieve the best investment results for the Fund consistent with the stated investment policies of the Fund. In doing so, Fidelity is obligated to limit the Fund's investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review Fidelity's performance as investment adviser to the Fund, including the Fund's compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. FMR is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Board of Trustees recognizes and respects that investors, including those investing in this Fund, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Fund, however, have chosen to invest in this Fund based on its specific stated investment policies. If adopted, this proposal would limit investments by the Fund that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote "AGAINST" this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS AND
EXECUTIVE OFFICERS OF THE FUNDS

James C. Curvey, Ronald P. O'Hanley, Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Robert W. Selander, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, and Michael E. Wiley are currently Trustees of the trust. Peter S. Lynch, David A. Rosow and Garnett A. Smith are currently Members of the Advisory Board of the trust. The executive officers of the funds include: Kenneth B. Robins, Brian B. Hogan, Christopher S. Bartel, Scott C. Goebel, William C. Coffey, Elizabeth Paige Baumann, Christine Reynolds, Joseph A. Hanlon, Stephen Sadoski, Stacie Smith, Joseph F. Zambello, Adrien E. Deberghes, Stephanie J. Dorsey, John R. Hebble, Gary W. Ryan, and Jonathan Davis. Additional information about Messrs. Lautenbach, O'Hanley, Rosow, Stavropoulos, Smith, and Wiley can be found in Proposal 1. Additional information about Mr. Lynch, and other executive officers of the funds, can be found in the following table.

Interested Trustee:

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (41)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (44)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (42)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (39)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2008

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND
STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Board Structure and Oversight Function.

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund/funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings. If elected by shareholders, it is expected that Mr. O'Hanley will serve as Chairman of the funds and Mr. Wiley will serve as Chairman of the Independent Trustees.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund/funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 10 standing committees. The members of each committee are Independent Trustees. In connection with the creation of the SelectCo. board, it is expected that the Board will have a committee structure consisting of three committees: an Operations Committee, an Audit Committee, and a Governance and Nominating Committee. See Appendix H for the number of meetings each standing committee held during each fund's last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Stavropoulos serving as Vice Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. After the Board restructuring, it is expected that these matters will include, but will not be limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. After the Board restructuring, it is expected that the committee will (i) serve as the primary point contact for the CCO with regard to Board-related functions; (ii) oversee the annual performance review of the CCO; (iii) make recommendations concerning the CCO's compensation; and (iv) make recommendations as needed in respect of the removal of the CCO.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, Selander, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas, and Ms. Small. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Audit Committee meetings. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, Selander, and Wiley. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Shareholder, Distribution, and Brokerage Committee meetings. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. A current copy of the Governance and Nominating Committee Charter is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit 2. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Selander (Chair), Lautenbach, Mauriello, and Wiley. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Selander. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Research Committee is composed of Messrs. Lacy (Chair) and Thomas, and Ms. Small. The Committee will meet as needed. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the funds and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Appendix I.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Abigail P. Johnson, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Curvey is also a Trustee of the trusts and of other funds advised by FMR. Mr. Lynch is a member of the Advisory Board of the trusts. The following people are currently officers of the trusts and officers or employees of FMR or FMR LLC: Scott C. Goebel, Secretary and Chief Legal Officer of the Fidelity funds and Senior Vice President, General Counsel, and Secretary of FMR; Elizabeth Paige Baumann, Anti-Money Laundering (AML) Officer of the Fidelity funds; Christine Reynolds, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Kenneth B. Robins, President and Treasurer of Fidelity's Equity and High Income Funds; Adrien E. Deberghes, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stephen Sadoski, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stacie Smith, Deputy Treasurer of Fidelity's Equity and High Income Funds; Brian B. Hogan, Vice President of Equity and High Income Funds and President of FMR's, Equity Division; Christopher S. Bartel, Vice President of Fidelity's Sector and Real Estate Equity Funds; William C. Coffey, Assistant Secretary of Fidelity's Equity and High Income Funds; Joseph A. Hanlon, Chief Compliance Officer of Fidelity's Equity and High Income Funds and FMR; Stephanie J. Dorsey, Assistant Treasurer of Fidelity's Equity and High Income Funds; John R. Hebble, Assistant Treasurer of Fidelity's Equity and High Income Funds; and Joseph F. Zambello, Deputy Treasurer of the Fidelity funds; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Jonathan Davis, Assistant Treasurer of the Fidelity funds. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972.The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

In transactions during the period February 1, 2011 through December 31, 2012, trusts for the benefit of Edward C. Johnson 3d and members of his family sold 3,826 shares of FMR LLC Class B voting common stock to two trusts for the benefit of members of the family of Edward C. Johnson 3d for which Mr. Curvey, a Trustee and Chairman of the Board of the trusts, serves as trustee, for aggregate cash consideration of $2,204,043.82.

DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island, 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Appendix J provides information about sales charge revenues paid to, and retained by, FDC and the distribution and services fees paid for each class of each fund for the most recent fiscal year of each fund.

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, FDC will continue to provide distribution services to the fund.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

Each fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

Appendix K provides information about transfer agent fees paid to FIIOC by each fund, pricing and bookkeeping fees and securities lending fees paid to FSC by each fund for the most recent fiscal year end of each fund.

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, FIIOC will continue to provide transfer agency services to the fund and FSC will continue to provide pricing and bookkeeping services and securities lending services to the fund.

SUB-ADVISORY AGREEMENTS

The sub-advisory agreements in effect for each fund were last approved by the Board of Trustees in July 2012, in connection with the Board's annual review of each fund's advisory arrangements. Information regarding the Sub-Advisory Agreements, including (i) the date of each contract and (ii) the date on which the contracts were last approved by shareholders, is provided in Appendix G.

FMRC. On July 15, 1999, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of each fund (except Fidelity International Real Estate Fund), sub-advisory agreements between FMR and FMRC, effective January 1, 2001. On July 15, 2004, the Board of Trustees and the sole initial shareholder approved, on behalf Fidelity International Real Estate Fund, the sub-advisory agreement between FMR and FMRC, effective July 15, 2004. Pursuant to the sub-advisory agreements, FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees. If shareholders of a fund approve a New Management Contract between SelectCo and a fund, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees will approve and SelectCo will enter into a new sub-advisory agreement with FMRC on behalf of the fund that is materially similar to the existing sub-advisory agreement with FMRC.

FMR U.K., FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR. H.K., and FMR Japan, dated July 17, 2008, September 9, 2008, and September 29, 2008, respectively. On July 17, 2008, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of each fund, a sub-advisory agreement with FMR U.K, FMR H.K, and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the subadvisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to each fund (discretionary services). FMR, and not the funds, pays the sub-advisers. If shareholders of a fund approve a New Management Contract between SelectCo and a fund, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees will approve SelectCo will enter into new sub-advisory agreements with each of FMR U.K., FMR. H.K., and FMR Japan on behalf of the fund that are materially similar to the existing sub-advisory agreements with FMR U.K., FMR. H.K., and FMR Japan.

For Fidelity Select Portfolios only (except IT Services Portfolio, Gold Portfolio, Medical Equipment and Systems Portfolio, Pharmaceuticals Portfolio and Wireless Portfolio), the last time the sub-advisory agreements were approved by shareholders was on March 14, 2001. Such approvals allow future modifications of each fund's contract without shareholder vote if permitted by the 1940 Act.

For Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund, the last time the sub-advisory agreements were approved by shareholders was on September 19, 2001. Such approvals allow future modifications of each fund's contract without shareholder vote if permitted by the 1940 Act.

FIA, FIA (U.K.), and FIJ. On behalf of Fidelity International Real Estate Fund, FMR has entered into sub-advisory agreements with FIA, FIA (U.K.), and FIJ each dated July 15, 2004. Pursuant to the sub-advisory agreements, FMR may receive from the subadvisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to Fidelity International Real Estate Fund (discretionary services). FMR, and not the fund, pays the sub-advisers. If shareholders of Fidelity International Real Estate Fund approve a New Management Contract between SelectCo and the fund, pursuant to authority granted under the SEC staff interpretations of the 1940 Act, the Board of Trustees will approve SelectCo will enter into a new master international research agreement with each of FIA, FIA (U.K.), and FIJ on behalf of the fund that are materially similar to the existing sub-advisory agreements with FIA, FIA (U.K.), and FIJ.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by FMR pursuant to authority contained in the Current Management Contracts. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

Appendix L provides information about brokerage commissions paid to NFS for the most recent fiscal year end of each fund.

If shareholders of a fund approve a New Management Contract between SelectCo and the fund, SelectCo will be responsible for the placement of portfolio transactions for the fund and may place trades with certain brokers, including NFS, with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board Rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund ("Non-Covered Service") are reported to the Audit Committee on a periodic basis.

Each trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each fund's last two fiscal years, the fees billed by PwC or Deloitte Entities for services rendered to each fund are shown in Appendix M.

For each fund's last two fiscal years, the fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in Appendix N.

For each fund's last two fiscal years, the aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to each fund any Fund Service Provider are shown in Appendix O.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund. There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (other than for Advisor classes), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (Advisor classes only), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF

MANAGEMENT CONTRACT
between
FIDELITY TRUST NAME: FIDELITY FUND NAME
and
FIDELITY SELECTCO, LLC

 AGREEMENT made as of this 1st day of August, 2013, by and between [Fidelity Trust Name], a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of [Fidelity Fund Name] (hereinafter called the "Fund"), and Fidelity SelectCo, LLC, a Delaware limited liability corporation (hereinafter called the "Adviser") as set forth in its entirety below.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

 (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

 (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

 2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser and Fidelity Management & Research Company (computed in the manner set forth in the Trust's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE
Average Group Assets			Annualized Rate
0	-	$3 billion	.5200%
3	-	6	.4900
6	-	9	.4600
9	-	12	.4300
12	-	15	.4000
15	-	18	.3850
18	-	21	.3700
21	-	24	.3600
24	-	30	.3500
30	-	36	.3450
36	-	42	.3400
42	-	48	.3350
48	-	66	.3250
66	-	84	.3200
84	-	102	.3150
102	-	138	.3100
138	-	174	.3050
174	-	210	.3000
210	-	246	.2950
246	-	282	.2900
282	-	318	.2850
318	-	354	.2800
354	-	390	.2750
390	-	426	.2700
426	-	462	.2650
462	-	498	.2600
498	-	534	.2550
534	-	587	.2500
587	-	646	.2463
646	-	711	.2426
711	-	782	.2389
782	-	860	.2352
860	-	946	.2315
946	-	1,041	.2278
1,041	-	1,145	.2241
1,145	-	1,260	.2204
1,260	-	1,386	.2167
1,386	-	1,525	.2130
1,525	-	1,677	.2093
1,677	-	1,845	.2056
Over		1,845	.2019

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [0.__]%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Fund (computed in the manner set forth in the Trust's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Fund will pay all its expenses, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 2015 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

 (b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE PAGE OMITTED]

EXHIBIT 2

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Equity and High Income Funds

Governance and Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, "FMR") comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the "Funds"1; the Boards of Trustees of the Funds are referred to collectively as the "Board of Trustees" and the members are referred to as the "Trustees"; Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the "Independent Trustees"; and committees of the Boards of Trustees are referred to as "Board Committees." The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the "Committee").

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the "Chair") shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair's absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair's absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee's recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

1 The term "Funds" includes all of the Funds managed by FMR, other than the Japan Fund and the Fixed Income and Asset Allocation Funds. The Fixed Income and Asset Allocation Funds include the investment grade bond funds, the money market funds and the asset allocation funds.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Funds' expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

(10) Act as administrative committee under the Funds' fee deferral plan for Independent Trustees.

(11) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(12) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(13) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(14) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(15) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(16) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees' performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds' or the Board of Trustees' policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy"), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person's subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(2) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair's absence.

APPENDIX A

List of funds, most recent fiscal year ends, and fund auditors.

TRUSTS/Funds	FYE
FIDELITY ADVISOR SERIES VII
Advisor Biotechnology Fund[2]	7/31/12
Advisor Communications Equipment Fund[2]	7/31/12
Advisor Consumer Discretionary Fund[2]	7/31/12
Advisor Electronics Fund[2]	7/31/12
Advisor Energy Fund[2]	7/31/12
Advisor Financial Services Fund[2]	7/31/12
Advisor Health Care Fund[2]	7/31/12
Advisor Industrials Fund[2]	7/31/12
Advisor Real Estate, Fund[2]	7/31/12
Advisor Technology Fund[2]	7/31/12
Advisor Utilities Fund[2]	7/31/12

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio[3]	2/29/12
Automotive Portfolio[3]	2/29/12
Banking Portfolio[3]	2/29/12
Biotechnology Portfolio[3]	2/29/12
Brokerage and Investment Management Portfolio[3]	2/29/12
Chemicals Portfolio[3]	2/29/12
Communications Equipment Portfolio[3]	2/29/12
Computers Portfolio[3]	2/29/12
Construction and Housing Portfolio[3]	2/29/12
Consumer Discretionary Portfolio[3]	2/29/12
Consumer Finance Portfolio[3]	2/29/12
Consumer Staples Portfolio[1,3]	2/29/12
Defense and Aerospace Portfolio[3]	2/29/12
Electronics Portfolio[3]	2/29/12
Energy Portfolio[3]	2/29/12
Energy Service Portfolio[3]	2/29/12
Environment and Alternative Energy Portfolio[3]	2/29/12
Financial Services Portfolio[3]	2/29/12
Gold Portfolio[1,3]	2/29/12
Health Care Portfolio[3]	2/29/12
Industrial Equipment Portfolio[3]	2/29/12
Industrials Portfolio[3]	2/29/12
Insurance Portfolio[3]	2/29/12
IT Services Portfolio[3]	2/29/12
Leisure Portfolio[3]	2/29/12
Materials Portfolio[1,3]	2/29/12
Medical Delivery Portfolio[3]	2/29/12
Medical Equipment and Systems Portfolio[3]	2/29/12
Multimedia Portfolio[3]	2/29/12
Natural Gas Portfolio[3]	2/29/12
Natural Resources Portfolio[3]	2/29/12
Pharmaceuticals Portfolio[3]	2/29/12
Retailing Portfolio[3]	2/29/12
Software and Computer Services Portfolio[3]	2/29/12
Technology Portfolio[3]	2/29/12
Telecommunications Portfolio[1,3]	2/29/12
Transportation Portfolio[3]	2/29/12
Utilities Portfolio[3]	2/29/12
Wireless Portfolio[3]	2/29/12
Fidelity International Real Estate Fund[1,3,4]	7/31/12
Fidelity Real Estate Investment Portfolio[3,5]	7/31/12
Fidelity Telecom and Utilities Fund[3,5]	1/31/12

1 Retail and Advisor classes

2 Deloitte Entities serves as registered public accountant

3 PwC serves as registered public accountant

4 Effective December 14, 2012, the fund was reorganized from Fidelity Securities Fund into Fidelity Select Portfolios.

5 Effective December 14, 2012, the fund was reorganized from Fidelity Devonshire Street Trust into Fidelity Select Portfolios.

APPENDIX B

Fund Name	Estimated aggregate cost for D.F. King & Co, Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
FIDELITY ADVISOR SERIES VII
Advisor Biotechnology Fund	$ 1,280	$ 320
Advisor Communications Equipment Fund	$ 1,280	$ 320
Advisor Consumer Discretionary Fund	$ 1,280	$ 320
Advisor Electronics Fund	$ 1,280	$ 320
Advisor Energy Fund	$ 10,000	$ 2,500
Advisor Financial Services Fund	$ 3,440	$ 860
Advisor Health Care Fund	$ 7,760	$ 1,940
Advisor Industrials Fund	$ 5,840	$ 1,460
Advisor Real Estate Fund	$ 7,520	$ 1,880
Advisor Technology Fund	$ 13,680	$ 3,420
Advisor Utilities Fund	$ 3,520	$ 880

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$ 560	$ 140
Automotive Portfolio	$ 800	$ 200
Banking Portfolio	$ 2,880	$ 720
Biotechnology Portfolio	$ 560	$ 140
Brokerage and Investment Management Portfolio	$ 4,000	$ 1,000
Chemicals Portfolio	$ 4,640	$ 1,160
Communications Equipment Portfolio	$ 560	$ 140
Computers Portfolio	$ 5,440	$ 1,360
Construction and Housing Portfolio	$ 2,080	$ 520
Consumer Discretionary Portfolio	$ 720	$ 180
Consumer Finance Portfolio	$ 2,320	$ 580
Consumer Staples Portfolio[1]	$ 15,440	$ 3,860
Defense and Aerospace Portfolio	$ 560	$ 140
Electronics Portfolio	$ 560	$ 140
Energy Portfolio	$ 14,320	$ 3,580
Energy Service Portfolio	$ 7,760	$ 1,940
Environment and Alternative Energy Portfolio	$ 880	$ 200
Financial Services Portfolio	$ 2,720	$ 680
Gold Portfolio[1]	$ 4,560	$ 1,140
Health Care Portfolio	$ 560	$ 140
Industrial Equipment Portfolio	$ 800	$ 200
Industrials Portfolio	$ 2,240	$ 560
Insurance Portfolio	$ 960	$ 240
IT Services Portfolio	$ 1,200	$ 300
Leisure Portfolio	$ 560	$ 140
Materials Portfolio[1]	$ 8,800	$ 2,200
Medical Delivery Portfolio	$ 560	$ 140
Medical Equipment and Systems Portfolio	$ 560	$ 140
Multimedia Portfolio	$ 560	$ 140
Natural Gas Portfolio	$ 560	$ 140
Natural Resources Portfolio	$ 8,960	$ 2,240
Pharmaceuticals Portfolio	$ 560	$ 140
Retailing Portfolio	$ 560	$ 140
Software and Computer Services Portfolio	$ 560	$ 140
Technology Portfolio	$ 14,400	$ 3,600
Telecommunications Portfolio[1]	$ 3,440	$ 860
Transportation Portfolio	$ 560	$ 140
Utilities Portfolio	$ 3,280	$ 820
Wireless Portfolio	$ 560	$ 140
Fidelity International Real Estate Fund[1]	$ 2,960	$ 740
Fidelity Real Estate Investment Portfolio	$ 17,040	$ 4,260
Fidelity Telecom and Utilities Fund	$ 6,160	$ 1,540

1 Retail and Advisor classes

APPENDIX C

Number of Shares Outstanding as of 1/31/13
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund: Class A	8,034,355
Fidelity Advisor Biotechnology Fund: Class T	3,181,972
Fidelity Advisor Biotechnology Fund: Class B	518,320
Fidelity Advisor Biotechnology Fund: Class C	4,826,160
Fidelity Advisor Biotechnology Fund: Institutional Class	3,981,491
Fidelity Advisor Communications Equipment Fund: Class A	425,820
Fidelity Advisor Communications Equipment Fund: Class T	339,675
Fidelity Advisor Communications Equipment Fund: Class B	65,330
Fidelity Advisor Communications Equipment Fund: Class C	254,847
Fidelity Advisor Communications Equipment Fund: Institutional Class	101,258
Fidelity Advisor Consumer Discretionary Fund: Class A	1,785,732
Fidelity Advisor Consumer Discretionary Fund: Class T	759,128
Fidelity Advisor Consumer Discretionary Fund: Class B	163,493
Fidelity Advisor Consumer Discretionary Fund: Class C	1,079,925
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	545,942
Fidelity Advisor Electronics Fund: Class A	584,564
Fidelity Advisor Electronics Fund: Class T	403,796
Fidelity Advisor Electronics Fund: Class B	43,510
Fidelity Advisor Electronics Fund: Class C	350,323
Fidelity Advisor Electronics Fund: Institutional Class	99,855
Fidelity Advisor Energy Fund: Class A	6,857,643
Fidelity Advisor Energy Fund: Class T	5,667,729
Fidelity Advisor Energy Fund: Class B	730,436
Fidelity Advisor Energy Fund: Class C	2,711,456
Fidelity Advisor Energy Fund: Institutional Class	1,455,211
Fidelity Advisor Financial Services Fund: Class A	4,565,676
Fidelity Advisor Financial Services Fund: Class T	2,376,812
Fidelity Advisor Financial Services Fund: Class B	581,577
Fidelity Advisor Financial Services Fund: Class C	2,142,873
Fidelity Advisor Financial Services Fund: Institutional Class	512,757
Fidelity Advisor Health Care Fund: Class A	10,816,094
Fidelity Advisor Health Care Fund: Class T	5,382,804
Fidelity Advisor Health Care Fund: Class B	645,543
Fidelity Advisor Health Care Fund: Class C	3,991,860
Fidelity Advisor Health Care Fund: Institutional Class	1,715,519
Fidelity Advisor Industrials Fund: Class A	7,186,838
Fidelity Advisor Industrials Fund: Class T	2,299,290
Fidelity Advisor Industrials Fund: Class B	689,462
Fidelity Advisor Industrials Fund: Class C	2,561,039
Fidelity Advisor Industrials Fund: Institutional Class	1,846,798
Fidelity Advisor Real Estate Fund: Class A	10,922,685
Fidelity Advisor Real Estate Fund: Class T	4,749,237
Fidelity Advisor Real Estate Fund: Class B	445,656
Fidelity Advisor Real Estate Fund: Class C	3,196,638
Fidelity Advisor Real Estate Fund: Institutional Class	13,579,111
Fidelity Advisor Technology Fund: Class A	12,472,849
Fidelity Advisor Technology Fund: Class T	6,482,781
Fidelity Advisor Technology Fund: Class B	636,530
Fidelity Advisor Technology Fund: Class C	3,585,957
Fidelity Advisor Technology Fund: Institutional Class	7,331,720
Fidelity Advisor Utilities Fund: Class A	4,630,977
Fidelity Advisor Utilities Fund: Class T	1,749,873
Fidelity Advisor Utilities Fund: Class B	264,429
Fidelity Advisor Utilities Fund: Class C	1,424,829
Fidelity Advisor Utilities Fund: Institutional Class	1,212,060
	Number of Shares Outstanding as of 1/31/13
FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	2,180,382
Automotive Portfolio	4,036,019
Banking Portfolio	26,299,822
Biotechnology Portfolio	27,693,545
Brokerage and Investment Management Portfolio	9,563,893
Chemicals Portfolio	9,105,824
Communications Equipment Portfolio	12,620,272
Computers Portfolio	10,912,046
Construction and Housing Portfolio	13,918,242
Consumer Discretionary Portfolio	14,241,450
Consumer Finance Portfolio	21,629,569
Consumer Staples Portfolio (retail class)	16,535,034
Fidelity Advisor Consumer Staples Fund: Class A	3,194,376
Fidelity Advisor Consumer Staples Fund: Class T	600,618
Fidelity Advisor Consumer Staples Fund: Class B	221,178
Fidelity Advisor Consumer Staples Fund: Class C	1,581,364
Fidelity Advisor Consumer Staples Fund: Institutional Class	4,327,740
Defense and Aerospace Portfolio	6,847,135
Electronics Portfolio	18,892,860
Energy Portfolio	39,279,365
Energy Service Portfolio	15,581,069
Environment and Alternative Energy Portfolio	4,702,553
Financial Services Portfolio	9,006,041
Gold Portfolio (retail class)	75,985,953
Fidelity Advisor Gold Fund: Class A	3,383,185
Fidelity Advisor Gold Fund: Class T	826,377
Fidelity Advisor Gold Fund: Class B	344,932
Fidelity Advisor Gold Fund: Class C	1,327,622
Fidelity Advisor Gold Fund: Institutional Class	4,123,021
Health Care Portfolio	18,867,441
Industrial Equipment Portfolio	9,058,379
Industrials Portfolio	27,850,022
Insurance Portfolio	5,292,822
IT Services Portfolio	14,453,106
Leisure Portfolio	3,228,781
Materials Portfolio (retail class)	15,578,276
Fidelity Advisor Materials Fund: Class A	2,852,890
Fidelity Advisor Materials Fund: Class T	508,265
Fidelity Advisor Materials Fund: Class B	142,610
Fidelity Advisor Materials Fund: Class C	1,002,084
Fidelity Advisor Materials Fund: Institutional Class	3,214,635
Medical Delivery Portfolio	9,712,296
Medical Equipment and Systems Portfolio	45,298,138
Multimedia Portfolio	10,188,625
Natural Gas Portfolio	20,042,772
Natural Resources Portfolio	31,622,367
Pharmaceuticals Portfolio	54,962,147
Retailing Portfolio	9,350,302
Software and Computer Services Portfolio	22,811,453
Technology Portfolio	20,625,008
Telecommunications Portfolio (retail class)	7,389,187
Fidelity Advisor Telecommunications Fund: Class A	123,646
Fidelity Advisor Telecommunications Fund: Class T	80,522
Fidelity Advisor Telecommunications Fund: Class B	11,326
Fidelity Advisor Telecommunications Fund: Class C	78,257
Fidelity Advisor Telecommunications Fund: Institutional Class	53,034
Transportation Portfolio	3,431,063
Utilities Portfolio	8,917,849
Wireless Portfolio	29,784,395
Fidelity International Real Estate Fund (retail class)	39,349,111
Fidelity Advisor International Real Estate Fund: Class A	1,592,852
Fidelity Advisor International Real Estate Fund: Class T	425,885
Fidelity Advisor International Real Estate Fund: Class B	56,372
Fidelity Advisor International Real Estate Fund: Class C	625,890
Fidelity Advisor International Real Estate Fund: Institutional Class	618,565
Fidelity Real Estate Investment Portfolio	117,060,146
Fidelity Telecom and Utilities Fund	50,292,426

APPENDIX D

Record and/or beneficial ownership as of 1/31/13:
FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Biotechnology Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	16.78%
Fidelity Advisor Biotechnology Fund: Class A	Wells Fargo Bank	Charlotte	NC	7.70%
Fidelity Advisor Biotechnology Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	6.13%
Fidelity Advisor Biotechnology Fund: Class A	BankAmerica Corp.	Jacksonville	FL	5.15%
Fidelity Advisor Biotechnology Fund: Class T	ADP	Roseland	NJ	25.38%
Fidelity Advisor Biotechnology Fund: Class T	Cetera Financial Group	Schaumburg	IL	8.89%
Fidelity Advisor Biotechnology Fund: Class T	Paychex Securities Corporation	West Henrietta	NY	5.32%
Fidelity Advisor Biotechnology Fund: Class B	Allegheny Investments, Ltd	Pittsburgh	PA	17.60%
Fidelity Advisor Biotechnology Fund: Class B	Citigroup, Inc.	Long Island City	NY	8.82%
Fidelity Advisor Biotechnology Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.50%
Fidelity Advisor Biotechnology Fund: Class B	Source Capital Group Inc.	Westport	CT	6.04%
Fidelity Advisor Biotechnology Fund: Class C	BankAmerica Corp.	Jacksonville	FL	14.87%
Fidelity Advisor Biotechnology Fund: Class C	Wells Fargo Bank	Charlotte	NC	10.65%
Fidelity Advisor Biotechnology Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	8.54%
Fidelity Advisor Biotechnology Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	11.19%
Fidelity Advisor Biotechnology Fund: Institutional Class	LPL Financial	Boston	MA	6.94%
Fidelity Advisor Biotechnology Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	5.73%
Fidelity Advisor Biotechnology Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	5.22%
Fidelity Advisor Communications Equipment Fund: Class A	Wells Fargo Bank	Charlotte	NC	8.07%
Fidelity Advisor Communications Equipment Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	7.62%
Fidelity Advisor Communications Equipment Fund: Class T	ADP	Roseland	NJ	44.99%
Fidelity Advisor Communications Equipment Fund: Class T	AIG	New York	NY	5.70%
Fidelity Advisor Communications Equipment Fund: Class B	Alton Securities Group Inc.	Alton	IL	11.08%
Fidelity Advisor Communications Equipment Fund: Class B	Foresters Equity Services, Inc.	San Diego	CA	9.19%
Fidelity Advisor Communications Equipment Fund: Class B	Wells Fargo Bank	Charlotte	NC	7.92%
Fidelity Advisor Communications Equipment Fund: Class B	Allstate Life Insurance Company	Lincoln	NE	5.64%
Fidelity Advisor Communications Equipment Fund: Class B	AXA Financial	New York	NY	5.01%
Fidelity Advisor Communications Equipment Fund: Class C	BankAmerica Corp.	Jacksonville	FL	11.25%
Fidelity Advisor Communications Equipment Fund: Class C	Fidelity Distributors Corp.	Smithfield	RI	9.45%
Fidelity Advisor Communications Equipment Fund: Class C	LPL Financial	Boston	MA	6.98%
Fidelity Advisor Communications Equipment Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.01%
Fidelity Advisor Communications Equipment Fund: Institutional Class	LPL Financial	Boston	MA	23.12%
Fidelity Advisor Communications Equipment Fund: Institutional Class	Cetera Financial Group	El Segundo	CA	13.06%
Fidelity Advisor Communications Equipment Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	12.05%
Fidelity Advisor Communications Equipment Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	9.05%
Fidelity Advisor Communications Equipment Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	7.98%
Fidelity Advisor Communications Equipment Fund: Institutional Class	Commonwealth Financial Network	Waltham	MA	5.72%
Fidelity Advisor Communications Equipment Fund: Institutional Class	HPM Partners LLC	Chicago	IL	5.27%
Fidelity Advisor Consumer Discretionary Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	21.70%
Fidelity Advisor Consumer Discretionary Fund: Class A	TCAdvisors Network Inc.	Englewood	CO	9.31%
Fidelity Advisor Consumer Discretionary Fund: Class T	ADP	Roseland	NJ	17.54%
Fidelity Advisor Consumer Discretionary Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	10.74%
Fidelity Advisor Consumer Discretionary Fund: Class T	AIG	New York	NY	6.35%
Fidelity Advisor Consumer Discretionary Fund: Class T	LPL Financial	Boston	MA	5.66%
Fidelity Advisor Consumer Discretionary Fund: Class B	Source Capital Group Inc.	Westport	CT	7.02%
Fidelity Advisor Consumer Discretionary Fund: Class B	John Hancock	Boston	MA	6.95%
Fidelity Advisor Consumer Discretionary Fund: Class B	Legend Securities, Inc.	New York	NY	6.70%
Fidelity Advisor Consumer Discretionary Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.06%
Fidelity Advisor Consumer Discretionary Fund: Class B	Investors Capital Corp.	Lynnfield	MA	5.51%
Fidelity Advisor Consumer Discretionary Fund: Class B	LPL Financial	Boston	MA	5.48%
Fidelity Advisor Consumer Discretionary Fund: Class B	BankAmerica Corp.	Jacksonville	FL	5.34%
Fidelity Advisor Consumer Discretionary Fund: Class C	Bryan Funding, Inc.	Canonsburg	PA	37.28%
Fidelity Advisor Consumer Discretionary Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.69%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	LPL Financial	Boston	MA	23.71%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	MetLife	New York	NY	11.97%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	Bryan Funding, Inc.	Canonsburg	PA	11.26%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	Suntrust Bank	Atlanta	GA	8.09%
Fidelity Advisor Consumer Discretionary Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	5.19%
Fidelity Advisor Electronics Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	9.38%
Fidelity Advisor Electronics Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	8.29%
Fidelity Advisor Electronics Fund: Class A	BankAmerica Corp.	Jacksonville	FL	7.73%
Fidelity Advisor Electronics Fund: Class A	LPL Financial	Boston	MA	5.33%
Fidelity Advisor Electronics Fund: Class T	ADP	Roseland	NJ	27.78%
Fidelity Advisor Electronics Fund: Class T	Wells Fargo Bank	Charlotte	NC	13.72%
Fidelity Advisor Electronics Fund: Class T	Nations Financial Group, Inc.	Cedar Rapids	IA	9.33%
Fidelity Advisor Electronics Fund: Class T	LPL Financial	Boston	MA	5.76%
Fidelity Advisor Electronics Fund: Class B	Citigroup, Inc.	Long Island City	NY	52.17%
Fidelity Advisor Electronics Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.38%
Fidelity Advisor Electronics Fund: Class B	Allstate Life Insurance Company	Lincoln	NE	6.94%
Fidelity Advisor Electronics Fund: Class B	RBC Dain Rauscher Corp.	Minneapolis	MN	5.36%
Fidelity Advisor Electronics Fund: Class B	Jackson National	Appleton	WI	5.36%
Fidelity Advisor Electronics Fund: Class C	Securities America Inc	Lavista	NE	6.38%
Fidelity Advisor Electronics Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.02%
Fidelity Advisor Electronics Fund: Class C	LPL Financial	Boston	MA	5.58%
Fidelity Advisor Electronics Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.39%
Fidelity Advisor Electronics Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	44.71%
Fidelity Advisor Electronics Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	9.99%
Fidelity Advisor Electronics Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	6.19%
Fidelity Advisor Electronics Fund: Institutional Class	Charles Schwab & Co., Inc.	San Francisco	CA	5.30%
Fidelity Advisor Energy Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	8.96%
Fidelity Advisor Energy Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	6.26%
Fidelity Advisor Energy Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.25%
Fidelity Advisor Energy Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.89%
Fidelity Advisor Energy Fund: Class C	BankAmerica Corp.	Jacksonville	FL	8.82%
Fidelity Advisor Energy Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	8.00%
Fidelity Advisor Energy Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.65%
Fidelity Advisor Energy Fund: Class C	LPL Financial	Boston	MA	5.79%
Fidelity Advisor Energy Fund: Institutional Class	AIG	Atlanta	GA	20.95%
Fidelity Advisor Energy Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	8.69%
Fidelity Advisor Energy Fund: Institutional Class	Cetera Financial Group	El Segundo	CA	8.50%
Fidelity Advisor Energy Fund: Institutional Class	LPL Financial	Boston	MA	8.03%
Fidelity Advisor Energy Fund: Institutional Class	Raymond James	Saint Petersburg	FL	5.52%
Fidelity Advisor Financial Services Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	9.59%
Fidelity Advisor Financial Services Fund: Class A	BankAmerica Corp.	Jacksonville	FL	8.14%
Fidelity Advisor Financial Services Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	5.31%
Fidelity Advisor Financial Services Fund: Class T	ADP	Roseland	NJ	9.13%
Fidelity Advisor Financial Services Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	6.23%
Fidelity Advisor Financial Services Fund: Class T	Wells Fargo Bank	Charlotte	NC	5.73%
Fidelity Advisor Financial Services Fund: Class T	LPL Financial	Boston	MA	5.33%
Fidelity Advisor Financial Services Fund: Class B	Citigroup, Inc.	Long Island City	NY	21.33%
Fidelity Advisor Financial Services Fund: Class B	East / West Securities Corp.	San Francisco	CA	10.19%
Fidelity Advisor Financial Services Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.81%
Fidelity Advisor Financial Services Fund: Class B	Wells Fargo Bank	Charlotte	NC	5.90%
Fidelity Advisor Financial Services Fund: Class B	LPL Financial	Boston	MA	5.39%
Fidelity Advisor Financial Services Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	12.17%
Fidelity Advisor Financial Services Fund: Class C	BankAmerica Corp.	Jacksonville	FL	10.57%
Fidelity Advisor Financial Services Fund: Class C	Wells Fargo Bank	Charlotte	NC	8.53%
Fidelity Advisor Financial Services Fund: Class C	LPL Financial	Boston	MA	6.10%
Fidelity Advisor Financial Services Fund: Institutional Class	Cetera Financial Group	El Segundo	CA	13.88%
Fidelity Advisor Financial Services Fund: Institutional Class	LPL Financial	Boston	MA	10.18%
Fidelity Advisor Financial Services Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	9.49%
Fidelity Advisor Financial Services Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	7.16%
Fidelity Advisor Financial Services Fund: Institutional Class	Cetera Financial Group	Saint Cloud	MN	7.10%
Fidelity Advisor Financial Services Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	6.94%
Fidelity Advisor Financial Services Fund: Institutional Class	ING	Des Moines	IA	6.69%
Fidelity Advisor Health Care Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	8.11%
Fidelity Advisor Health Care Fund: Class A	BankAmerica Corp.	Jacksonville	FL	7.30%
Fidelity Advisor Health Care Fund: Class A	Wells Fargo Bank	Charlotte	NC	5.27%
Fidelity Advisor Health Care Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	5.20%
Fidelity Advisor Health Care Fund: Class T	ADP	Roseland	NJ	9.52%
Fidelity Advisor Health Care Fund: Class T	Wells Fargo Bank	Charlotte	NC	5.54%
Fidelity Advisor Health Care Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.20%
Fidelity Advisor Health Care Fund: Class B	Citigroup, Inc.	Long Island City	NY	21.87%
Fidelity Advisor Health Care Fund: Class B	BankAmerica Corp.	Jacksonville	FL	6.98%
Fidelity Advisor Health Care Fund: Class B	LPL Financial	Boston	MA	5.91%
Fidelity Advisor Health Care Fund: Class C	BankAmerica Corp.	Jacksonville	FL	13.72%
Fidelity Advisor Health Care Fund: Class C	Wells Fargo Bank	Charlotte	NC	11.05%
Fidelity Advisor Health Care Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	7.96%
Fidelity Advisor Health Care Fund: Class C	LPL Financial	Boston	MA	5.49%
Fidelity Advisor Health Care Fund: Class C	UBS AG	Weehawken	NJ	5.11%
Fidelity Advisor Health Care Fund: Institutional Class	Oppenheimer & Co Inc.	New York	NY	28.76%
Fidelity Advisor Health Care Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	17.43%
Fidelity Advisor Health Care Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	12.04%
Fidelity Advisor Industrials Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	24.79%
Fidelity Advisor Industrials Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	5.63%
Fidelity Advisor Industrials Fund: Class A	LPL Financial	Boston	MA	5.41%
Fidelity Advisor Industrials Fund: Class T	RBC Dain Rauscher Corp.	Minneapolis	MN	23.30%
Fidelity Advisor Industrials Fund: Class T	ADP	Roseland	NJ	5.15%
Fidelity Advisor Industrials Fund: Class T	Northwestern Mutual	Milwaukee	WI	5.08%
Fidelity Advisor Industrials Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	14.93%
Fidelity Advisor Industrials Fund: Class B	BankAmerica Corp.	Jacksonville	FL	8.74%
Fidelity Advisor Industrials Fund: Class B	Wells Fargo Bank	Charlotte	NC	7.19%
Fidelity Advisor Industrials Fund: Class B	Morgan Stanley & Co Inc.	Jersey City	NJ	6.35%
Fidelity Advisor Industrials Fund: Class C	BankAmerica Corp.	Jacksonville	FL	12.35%
Fidelity Advisor Industrials Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	6.75%
Fidelity Advisor Industrials Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.72%
Fidelity Advisor Industrials Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	6.65%
Fidelity Advisor Industrials Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	13.43%
Fidelity Advisor Industrials Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	10.14%
Fidelity Advisor Industrials Fund: Institutional Class	Securities America Inc	Lavista	NE	9.96%
Fidelity Advisor Industrials Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	9.94%
Fidelity Advisor Industrials Fund: Institutional Class	LPL Financial	Boston	MA	6.00%
Fidelity Advisor Real Estate Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	15.27%
Fidelity Advisor Real Estate Fund: Class A	LPL Financial	Boston	MA	6.58%
Fidelity Advisor Real Estate Fund: Class A	Northwestern Mutual	Milwaukee	WI	6.29%
Fidelity Advisor Real Estate Fund: Class T	Security Benefit	Topeka	KS	23.31%
Fidelity Advisor Real Estate Fund: Class T	ADP	Roseland	NJ	20.53%
Fidelity Advisor Real Estate Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	12.61%
Fidelity Advisor Real Estate Fund: Class C	Raymond James	Saint Petersburg	FL	25.28%
Fidelity Advisor Real Estate Fund: Class C	LPL Financial	Boston	MA	5.62%
Fidelity Advisor Real Estate Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.11%
Fidelity Advisor Real Estate Fund: Institutional Class	Strategic Advisers® Small-Mid Cap Fund	Boston	MA	13.21%
Fidelity Advisor Real Estate Fund: Institutional Class	Nationwide Financial	Columbus	OH	7.52%
Fidelity Advisor Technology Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	7.59%
Fidelity Advisor Technology Fund: Class A	BankAmerica Corp.	Jacksonville	FL	7.24%
Fidelity Advisor Technology Fund: Class T	Principal Financial Group	Des Moines	IA	7.40%
Fidelity Advisor Technology Fund: Class T	ADP	Roseland	NJ	5.88%
Fidelity Advisor Technology Fund: Class B	Citigroup, Inc.	Long Island City	NY	78.31%
Fidelity Advisor Technology Fund: Class C	BankAmerica Corp.	Jacksonville	FL	10.69%
Fidelity Advisor Technology Fund: Class C	Wells Fargo Bank	Charlotte	NC	7.40%
Fidelity Advisor Technology Fund: Class C	Bryan Funding, Inc.	Canonsburg	PA	7.38%
Fidelity Advisor Technology Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	7.36%
Fidelity Advisor Technology Fund: Class C	LPL Financial	Boston	MA	5.84%
Fidelity Advisor Technology Fund: Institutional Class	Strategic Advisers® U.S. Opportunity Fund	Boston	MA	29.20%
Fidelity Advisor Technology Fund: Institutional Class	Strategic Advisers U.S. Opportunity II Fund	Boston	MA	18.11%
Fidelity Advisor Technology Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	11.45%
Fidelity Advisor Technology Fund: Institutional Class	Oppenheimer & Co Inc.	New York	NY	6.68%
Fidelity Advisor Technology Fund: Institutional Class	Airtran Airways, Inc.	Orlando	FL	6.68%
Fidelity Advisor Technology Fund: Institutional Class	Citrix Systems, Inc.	Fort Lauderdale	FL	6.65%
Fidelity Advisor Utilities Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	8.81%
Fidelity Advisor Utilities Fund: Class A	Wells Fargo Bank	Charlotte	NC	8.32%
Fidelity Advisor Utilities Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	7.15%
Fidelity Advisor Utilities Fund: Class A	BankAmerica Corp.	Jacksonville	FL	6.50%
Fidelity Advisor Utilities Fund: Class T	ADP	Roseland	NJ	12.05%
Fidelity Advisor Utilities Fund: Class T	LPL Financial	Boston	MA	5.93%
Fidelity Advisor Utilities Fund: Class B	Citigroup, Inc.	Long Island City	NY	36.92%
Fidelity Advisor Utilities Fund: Class B	BankAmerica Corp.	Jacksonville	FL	7.27%
Fidelity Advisor Utilities Fund: Class B	LPL Financial	Boston	MA	7.02%
Fidelity Advisor Utilities Fund: Class C	BankAmerica Corp.	Jacksonville	FL	14.92%
Fidelity Advisor Utilities Fund: Class C	Wells Fargo Bank	Charlotte	NC	8.40%
Fidelity Advisor Utilities Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	7.88%
Fidelity Advisor Utilities Fund: Class C	LPL Financial	Boston	MA	6.18%
Fidelity Advisor Utilities Fund: Institutional Class	Cambridge Investment Research, Inc.	Fairfield	IA	17.47%
Fidelity Advisor Utilities Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	11.71%
Fidelity Advisor Utilities Fund: Institutional Class	JP Morgan Chase	Columbus	OH	8.38%
Fidelity Advisor Utilities Fund: Institutional Class	Delmar Gardens Enterprises, Inc.	Chesterfield	MO	5.69%
Fidelity Advisor Utilities Fund: Institutional Class	ValMark Securities, Inc.	Akron	OH	5.69%
FIDELITY SELECT PORTFOLIOS
Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor International Real Estate Fund: Class A	LPL Financial	Boston	MA	33.96%
Fidelity Advisor International Real Estate Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	10.78%
Fidelity Advisor International Real Estate Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	6.40%
Fidelity Advisor International Real Estate Fund: Class A	Cambridge Investment Research, Inc.	Fairfield	IA	5.17%
Fidelity Advisor International Real Estate Fund: Class T	Cetera Financial Group	Schaumburg	IL	15.61%
Fidelity Advisor International Real Estate Fund: Class T	AIG	Phoenix	AZ	8.19%
Fidelity Advisor International Real Estate Fund: Class T	Northeast Securities, Inc.	Mitchell Field	NY	7.97%
Fidelity Advisor International Real Estate Fund: Class T	ADP	Roseland	NJ	6.70%
Fidelity Advisor International Real Estate Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	8.76%
Fidelity Advisor International Real Estate Fund: Class B	Securities Service Network, Inc.	Knoxville	TN	6.84%
Fidelity Advisor International Real Estate Fund: Class B	Cetera Financial Group	El Segundo	CA	6.31%
Fidelity Advisor International Real Estate Fund: Class B	LPL Financial	Boston	MA	6.26%
Fidelity Advisor International Real Estate Fund: Class B	AXA Financial	New York	NY	5.79%
Fidelity Advisor International Real Estate Fund: Class B	Securities America Inc	Lavista	NE	5.36%
Fidelity Advisor International Real Estate Fund: Class C	Jackson National	Santa Monica	CA	16.55%
Fidelity Advisor International Real Estate Fund: Class C	Oshima & Associates	Boston	MA	11.03%
Fidelity Advisor International Real Estate Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	7.06%
Fidelity Advisor International Real Estate Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	22.32%
Fidelity Advisor International Real Estate Fund: Institutional Class	Commonwealth Financial Network	Waltham	MA	18.34%
Fidelity Advisor International Real Estate Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	8.14%
Fidelity Advisor International Real Estate Fund: Institutional Class	AIG	Atlanta	GA	7.80%
Fidelity Advisor International Real Estate Fund: Institutional Class	Raymond James	Saint Petersburg	FL	7.79%
Fidelity Advisor International Real Estate Fund: Institutional Class	LPL Financial	Boston	MA	5.81%
Fidelity Advisor International Real Estate Fund: Institutional Class	Savedaily Com Inc	Seal Beach	CA	5.15%
Fidelity International Real Estate Fund*	FMR LLC	Boston	MA	18.07%
Fidelity International Real Estate Fund*	IBM	Armonk	NY	5.33%
Fidelity Telecom and Utilities Fund	Strategic Advisers U.S. Opportunity Fund	Boston	MA	11.95%
Air Transportation Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	5.35%
Automotive Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	6.75%
Banking Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	20.34%
Banking Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	11.43%
Brokerage and Investment Management Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	8.77%
Brokerage and Investment Management Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	5.99%
Chemicals Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	8.29%
Communications Equipment Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	15.58%
Computers Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	13.63%
Computers Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	9.34%
Construction and Housing Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	7.28%
Construction and Housing Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	5.20%
Consumer Discretionary Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	33.40%
Consumer Discretionary Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	17.42%
Consumer Discretionary Portfolio	Strategic Advisers U.S. Opportunity II Fund	Boston	MA	8.49%
Consumer Discretionary Portfolio	VIP FundsManager 50% Portfolio	Boston	MA	5.35%
Consumer Finance Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	18.23%
Consumer Finance Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	12.68%
Fidelity Advisor Consumer Staples Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	39.67%
Fidelity Advisor Consumer Staples Fund: Class T	Securities America Inc	Lavista	NE	12.01%
Fidelity Advisor Consumer Staples Fund: Class T	Aegon USA	Saint Petersburg	FL	5.66%
Fidelity Advisor Consumer Staples Fund: Class T	LPL Financial	Boston	MA	5.49%
Fidelity Advisor Consumer Staples Fund: Class T	Commonwealth Financial Network	Waltham	MA	5.10%
Fidelity Advisor Consumer Staples Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	29.05%
Fidelity Advisor Consumer Staples Fund: Class B	BankAmerica Corp.	Jacksonville	FL	7.91%
Fidelity Advisor Consumer Staples Fund: Class B	Morgan Stanley & Co Inc.	Jersey City	NJ	7.79%
Fidelity Advisor Consumer Staples Fund: Class C	BankAmerica Corp.	Jacksonville	FL	17.75%
Fidelity Advisor Consumer Staples Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	8.82%
Fidelity Advisor Consumer Staples Fund: Class C	LPL Financial	Boston	MA	5.43%
Fidelity Advisor Consumer Staples Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.29%
Fidelity Advisor Consumer Staples Fund: Institutional Class	Strategic Advisers U.S. Opportunity Fund	Boston	MA	66.64%
Fidelity Advisor Consumer Staples Fund: Institutional Class	Strategic Advisers U.S. Opportunity II Fund	Boston	MA	8.90%
Consumer Staples Portfolio*	VIP FundsManager 60% Portfolio	Boston	MA	16.77%
Defense and Aerospace Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	5.89%
Energy Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	7.67%
Energy Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	7.24%
Energy Service Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	5.09%
Environment and Alternative Energy Portfolio	FMR LLC	Boston	MA	7.11%
Environment and Alternative Energy Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	6.40%
Financial Services Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	20.06%
Financial Services Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	11.21%
Financial Services Portfolio	VIP FundsManager 50% Portfolio	Boston	MA	5.48%
Fidelity Advisor Gold Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	16.01%
Fidelity Advisor Gold Fund: Class A	RBC Dain Rauscher Corp.	Minneapolis	MN	12.75%
Fidelity Advisor Gold Fund: Class A	Wells Fargo Bank	Charlotte	NC	5.90%
Fidelity Advisor Gold Fund: Class T	ADP	Roseland	NJ	10.48%
Fidelity Advisor Gold Fund: Class T	LPL Financial	Boston	MA	5.53%
Fidelity Advisor Gold Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	15.28%
Fidelity Advisor Gold Fund: Class B	Wells Fargo Bank	Charlotte	NC	12.28%
Fidelity Advisor Gold Fund: Class B	BankAmerica Corp.	Jacksonville	FL	6.61%
Fidelity Advisor Gold Fund: Class B	Jackson National	Appleton	WI	5.81%
Fidelity Advisor Gold Fund: Class C	BankAmerica Corp.	Jacksonville	FL	15.80%
Fidelity Advisor Gold Fund: Class C	American Portfolios Financial Services, Inc.	Holbrook	NY	6.05%
Fidelity Advisor Gold Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.66%
Fidelity Advisor Gold Fund: Class C	Wells Fargo Bank	Charlotte	NC	5.59%
Fidelity Advisor Gold Fund: Institutional Class	John Hancock	Boston	MA	75.78%
Health Care Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	7.46%
Industrial Equipment Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	24.96%
Industrial Equipment Portfolio	Sutter Health	Sacramento	CA	13.56%
Industrial Equipment Portfolio	The Northern Trust Company	Chicago	IL	12.10%
Industrial Equipment Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	12.09%
Industrial Equipment Portfolio	Northern Trust Corporation	Chicago	IL	12.00%
Industrial Equipment Portfolio	VIP FundsManager 50% Portfolio	Boston	MA	6.74%
Industrials Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	22.22%
Industrials Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	15.99%
Industrials Portfolio	Strategic Advisers U.S. Opportunity II Fund	Boston	MA	5.99%
Insurance Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	31.78%
Insurance Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	21.11%
Insurance Portfolio	Strategic Advisers U.S. Opportunity II Fund	Boston	MA	5.96%
Insurance Portfolio	VIP FundsManager 50% Portfolio	Boston	MA	5.03%
IT Services Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	24.52%
IT Services Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	14.17%
Fidelity Advisor Materials Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	25.77%
Fidelity Advisor Materials Fund: Class A	UBS AG	Weehawken	NJ	6.28%
Fidelity Advisor Materials Fund: Class T	Legend Equities Corporation	Palm Beach Gardens	FL	10.29%
Fidelity Advisor Materials Fund: Class T	AIG	New York	NY	7.46%
Fidelity Advisor Materials Fund: Class T	LPL Financial	Boston	MA	5.10%
Fidelity Advisor Materials Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	16.80%
Fidelity Advisor Materials Fund: Class C	BankAmerica Corp.	Jacksonville	FL	13.91%
Fidelity Advisor Materials Fund: Class C	Wells Fargo Bank	Charlotte	NC	10.52%
Fidelity Advisor Materials Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.79%
Fidelity Advisor Materials Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	7.40%
Fidelity Advisor Materials Fund: Class C	LPL Financial	Boston	MA	6.08%
Fidelity Advisor Materials Fund: Institutional Class	Strategic Advisers U.S. Opportunity Fund	Boston	MA	37.60%
Fidelity Advisor Materials Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	7.65%
Multimedia Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	8.14%
Multimedia Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	5.64%
Pharmaceuticals Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	11.41%
Pharmaceuticals Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	7.81%
Retailing Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	10.06%
Retailing Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	6.28%
Software and Computer Services Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	6.05%
Software and Computer Services Portfolio	Strategic Advisers U.S. Opportunity Fund	Boston	MA	5.84%
Technology Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	6.66%
Fidelity Advisor Telecommunications Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	12.28%
Fidelity Advisor Telecommunications Fund: Class A	JP Morgan Chase	Columbus	OH	6.14%
Fidelity Advisor Telecommunications Fund: Class T	ADP	Roseland	NJ	13.61%
Fidelity Advisor Telecommunications Fund: Class T	RBC Dain Rauscher Corp.	Minneapolis	MN	13.27%
Fidelity Advisor Telecommunications Fund: Class T	LPL Financial	Boston	MA	11.27%
Fidelity Advisor Telecommunications Fund: Class T	TCAdvisors Network Inc.	Englewood	CO	10.62%
Fidelity Advisor Telecommunications Fund: Class T	Jackson National	Santa Monica	CA	8.53%
Fidelity Advisor Telecommunications Fund: Class T	Next Financial Group	Houston	TX	6.24%
Fidelity Advisor Telecommunications Fund: Class T	The O.N. Equity Sales Company	Cincinnati	OH	5.43%
Fidelity Advisor Telecommunications Fund: Class B	RBC Dain Rauscher Corp.	Minneapolis	MN	10.41%
Fidelity Advisor Telecommunications Fund: Class B	Foresters Equity Services, Inc.	San Diego	CA	10.19%
Fidelity Advisor Telecommunications Fund: Class B	American Portfolios Financial Services, Inc.	Holbrook	NY	8.28%
Fidelity Advisor Telecommunications Fund: Class B	Don Alexander Investments, Inc.	Oak Brook	IL	6.08%
Fidelity Advisor Telecommunications Fund: Class B	Questar Capital Corp.	Minneapolis	MN	5.36%
Fidelity Advisor Telecommunications Fund: Class C	BankAmerica Corp.	Jacksonville	FL	29.60%
Fidelity Advisor Telecommunications Fund: Class C	Raymond James	Port Charlotte	FL	9.07%
Fidelity Advisor Telecommunications Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	6.86%
Fidelity Advisor Telecommunications Fund: Class C	Wells Fargo Bank	Charlotte	NC	5.46%
Fidelity Advisor Telecommunications Fund: Institutional Class	Morgan Stanley & Co Inc.	Jersey City	NJ	35.18%
Fidelity Advisor Telecommunications Fund: Institutional Class	Finco Investment Services, Inc	Chandler	AZ	15.04%
Fidelity Advisor Telecommunications Fund: Institutional Class	LPL Financial	Boston	MA	9.58%
Fidelity Advisor Telecommunications Fund: Institutional Class	Wunderlich Securities, Inc.	Memphis	TN	9.03%
Fidelity Advisor Telecommunications Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	5.64%
Telecommunications Portfolio*	VIP FundsManager 60% Portfolio	Boston	MA	21.23%
Telecommunications Portfolio*	Strategic Advisers U.S. Opportunity Fund	Boston	MA	5.10%
Utilities Portfolio	VIP FundsManager 60% Portfolio	Boston	MA	14.02%
Wireless Portfolio	FMR LLC	Boston	MA	5.44%

* The ownership information shown above is for a class of shares of the fund.

APPENDIX E

Interested Nominees and Trustees

Dollar range of fund shares as of 12/31/12	Ronald P. O'Hanley	James C. Curvey
Fidelity Advisor Series VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Communications Equipment Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Electronics Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financial Services Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

Fidelity Select Portfolios:
Air Transportation Portfolio	none	none
Automotive Portfolio	none	none
Banking Portfolio	none	none
Biotechnology Portfolio	$50,001 - $100,000	none
Brokerage and Investment Management Portfolio	none	none
Chemicals Portfolio	none	none
Communications Equipment Portfolio	none	none
Computers Portfolio	none	none
Construction and Housing Portfolio	none	none
Consumer Discretionary Portfolio	none	none
Consumer Finance Portfolio	none	none
Consumer Staples Portfolio	$50,001 - $100,000	none
Defense and Aerospace Portfolio	none	none
Electronics Portfolio	none	none
Energy Portfolio	none	none
Energy Service Portfolio	none	none
Environment and Alternative Energy Portfolio	none	none
Financial Services Portfolio	none	none
Gold Portfolio	none	none
Health Care Portfolio	$50,001 - $100,000	none
Industrial Equipment Portfolio	none	none
Industrials Portfolio	none	none
Insurance Portfolio	none	none
IT Services Portfolio	none	none
Leisure Portfolio	none	none
Materials Portfolio	over $100,000	none
Medical Delivery Portfolio	none	none
Medical Equipment and Systems Portfolio	none	none
Multimedia Portfolio	none	none
Natural Gas Portfolio	none	none
Natural Resources Portfolio	none	none
Pharmaceuticals Portfolio	none	none
Retailing Portfolio	none	none
Software and Computer Services Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Transportation Portfolio	none	none
Utilities Portfolio	none	none
Wireless Portfolio	none	none
Fidelity International Real Estate Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees

Dollar range of fund shares as of 12/31/12	Ned C. Lautenbach	David A. Rosow	Garnett A. Smith	William S. Stavropoulos	Michael E. Wiley
Fidelity Advisor Series VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none
Fidelity Advisor Electronics Fund	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none

Fidelity Select Portfolios:
Air Transportation Portfolio	none	none	none	none	none
Automotive Portfolio	none	none	none	none	none
Banking Portfolio	none	none	none	none	none
Biotechnology Portfolio	none	$10,001 - $50,000	none	none	over $100,000
Brokerage and Investment Management Portfolio	none	none	none	none	none
Chemicals Portfolio	none	none	none	none	none
Communications Equipment Portfolio	none	none	none	none	none
Computers Portfolio	none	none	none	none	none
Construction and Housing Portfolio	none	$50,001 - $100,000	none	none	none
Consumer Discretionary Portfolio	none	none	none	none	none
Consumer Finance Portfolio	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none	none
Electronics Portfolio	none	none	none	none	none
Energy Portfolio	none	none	none	none	none
Energy Service Portfolio	none	none	none	none	none
Environment and Alternative Energy Portfolio	none	none	none	none	none
Financial Services Portfolio	none	none	none	none	none
Gold Portfolio	none	$10,001 - $50,000	none	none	none
Health Care Portfolio	none	$10,001 - $50,000	none	none	none
Industrial Equipment Portfolio	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none
Insurance Portfolio	none	none	none	none	none
IT Services Portfolio	none	none	none	none	none
Leisure Portfolio	none	none	none	none	none
Materials Portfolio	none	none	none	none	none
Medical Delivery Portfolio	none	none	none	none	none
Medical Equipment and Systems Portfolio	none	none	none	none	none
Multimedia Portfolio	none	none	none	none	none
Natural Gas Portfolio	none	none	none	none	none
Natural Resources Portfolio	none	none	none	none	none
Pharmaceuticals Portfolio	none	none	none	none	none
Retailing Portfolio	none	none	none	none	none
Software and Computer Services Portfolio	none	none	none	none	none
Technology Portfolio	none	none	none	none	none
Telecommunications Portfolio	none	none	none	none	none
Transportation Portfolio	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none
Wireless Portfolio	none	none	none	none	none
Fidelity International Real Estate Fund	none	none	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	none	over $100,000
Fidelity Telecom and Utilities Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Independent Trustees

Dollar range of fund shares as of 12/31/12	Dennis J. Dirks	Alan J. Lacy	Joseph Mauriello	Robert W. Selander	Cornelia M. Small	David M. Thomas
Fidelity Advisor Series VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none	none
Fidelity Advisor Electronics Fund	none	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none	none

Fidelity Select Portfolios:
Air Transportation Portfolio	none	none	none	none	none	none
Automotive Portfolio	none	none	none	none	none	none
Banking Portfolio	none	none	none	none	none	none
Biotechnology Portfolio	$50,001 - $100,000	none	none	none	none	none
Brokerage and Investment Management Portfolio	none	none	none	none	none	none
Chemicals Portfolio	none	none	none	none	none	none
Communications Equipment Portfolio	none	none	none	none	none	none
Computers Portfolio	none	none	none	none	none	none
Construction and Housing Portfolio	none	none	$50,001 - $100,000	none	none	none
Consumer Discretionary Portfolio	none	none	none	none	none	none
Consumer Finance Portfolio	none	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none	none	none
Electronics Portfolio	none	none	none	none	none	none
Energy Portfolio	none	over $100,000	$10,001 - $50,000	none	none	none
Energy Service Portfolio	none	none	none	none	none	none
Environment and Alternative Energy Portfolio	none	none	none	none	none	none
Financial Services Portfolio	none	none	none	none	none	none
Gold Portfolio	none	none	none	none	none	none
Health Care Portfolio	none	none	$50,001 - $100,000	none	none	none
Industrial Equipment Portfolio	none	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none	none
Insurance Portfolio	none	none	none	none	none	none
IT Services Portfolio	none	none	none	none	none	none
Leisure Portfolio	none	none	none	none	none	none
Materials Portfolio	none	none	none	none	none	none
Medical Delivery Portfolio	none	none	none	none	none	none
Medical Equipment and Systems Portfolio	none	none	$10,001 - $50,000	none	none	none
Multimedia Portfolio	none	none	none	none	none	none
Natural Gas Portfolio	none	none	none	none	none	none
Natural Resources Portfolio	none	none	$10,001 - $50,000	none	none	none
Pharmaceuticals Portfolio	none	none	none	none	none	none
Retailing Portfolio	none	none	none	none	none	none
Software and Computer Services Portfolio	none	none	none	none	none	none
Technology Portfolio	$50,001 - $100,000	none	$10,001 - $50,000	none	none	none
Telecommunications Portfolio	none	none	none	none	none	none
Transportation Portfolio	none	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none	none
Wireless Portfolio	none	none	none	none	none	none
Fidelity International Real Estate Fund	none	none	none	none	$10,001 - $50,000	none
Fidelity Real Estate Investment Portfolio	over $100,000	none	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX F

The following table sets forth information describing the compensation of each nominee, Trustee and Member of the Advisory Board for his or her services, for each fund's fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2012, as applicable. James C. Curvey, Ronald P. O'Hanley, and Peter S. Lynch are interested persons and are compensated by FMR.

AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	David A. Rosow[1]	Garnett A. Smith[2]	William S. Stavropoulos	Michael E. Wiley
Fidelity Advisor Series VII
Fidelity Advisor Biotechnology Fund	$ 65	$ 12	$ 12	$ 58	$ 56
Fidelity Advisor Communications Equipment Fund	$ 11	$ 1	$ 1	$ 10	$ 9
Fidelity Advisor Consumer Discretionary Fund	$ 42	$ 7	$ 7	$ 38	$ 36
Fidelity Advisor Electronics Fund	$ 13	$ 2	$ 2	$ 12	$ 11
Fidelity Advisor Energy Fund	$ 523	$ 63	$ 63	$ 469	$ 444
Fidelity Advisor Financial Services Fund	$ 85	$ 10	$ 10	$ 76	$ 72
Fidelity Advisor Health Care Fund	$ 334	$ 48	$ 48	$ 299	$ 285
Fidelity Advisor Industrials Fund	$ 296	$ 40	$ 40	$ 266	$ 253
Fidelity Advisor Real Estate Fund	$ 370	$ 60	$ 60	$ 332	$ 317
Fidelity Advisor Technology Fund	$ 531	$ 74	$ 74	$ 476	$ 454
Fidelity Advisor Utilities Fund	$ 124	$ 18	$ 18	$ 111	$ 105

Fidelity Select Portfolios:
Air Transportation Portfolio	$ 55	$ 0	$ 0	$ 49	$ 45
Automotive Portfolio	$ 126	$ 0	$ 0	$ 112	$ 102
Banking Portfolio	$ 287	$ 0	$ 0	$ 255	$ 232
Biotechnology Portfolio	$ 863	$ 0	$ 0	$ 769	$ 697
Brokerage and Investment Management Portfolio	$ 302	$ 0	$ 0	$ 268	$ 243
Chemicals Portfolio	$ 525	$ 0	$ 0	$ 468	$ 424
Communications Equipment Portfolio	$ 300	$ 0	$ 0	$ 267	$ 242
Computers Portfolio	$ 398	$ 0	$ 0	$ 354	$ 321
Construction and Housing Portfolio	$ 68	$ 0	$ 0	$ 61	$ 55
Consumer Discretionary Portfolio	$ 154	$ 0	$ 0	$ 137	$ 124
Consumer Finance Portfolio	$ 89	$ 0	$ 0	$ 79	$ 72
Consumer Staples Portfolio	$ 1,102	$ 0	$ 0	$ 982	$ 890
Defense and Aerospace Portfolio	$ 468	$ 0	$ 0	$ 417	$ 378
Electronics Portfolio	$ 806	$ 0	$ 0	$ 717	$ 651
Energy Portfolio	$ 1,844	$ 0	$ 0	$ 1,641	$ 1,488
Energy Service Portfolio	$ 1,145	$ 0	$ 0	$ 1,019	$ 924
Environment and Alternative Energy Portfolio	$ 63	$ 0	$ 0	$ 56	$ 51
Financial Services Portfolio	$ 275	$ 0	$ 0	$ 245	$ 222
Gold Portfolio	$ 3,267	$ 0	$ 0	$ 2,910	$ 2,637
Health Care Portfolio	$ 1,485	$ 0	$ 0	$ 1,322	$ 1,199
Industrial Equipment Portfolio	$ 225	$ 0	$ 0	$ 200	$ 181
Industrials Portfolio	$ 369	$ 0	$ 0	$ 329	$ 298
Insurance Portfolio	$ 173	$ 0	$ 0	$ 154	$ 139
IT Services Portfolio	$ 133	$ 0	$ 0	$ 118	$ 107
Leisure Portfolio	$ 275	$ 0	$ 0	$ 245	$ 222
Materials Portfolio	$ 987	$ 0	$ 0	$ 879	$ 796
Medical Delivery Portfolio	$ 528	$ 0	$ 0	$ 471	$ 426
Medical Equipment and Systems Portfolio	$ 1,027	$ 0	$ 0	$ 915	$ 829
Multimedia Portfolio	$ 132	$ 0	$ 0	$ 117	$ 106
Natural Gas Portfolio	$ 643	$ 0	$ 0	$ 572	$ 519
Natural Resources Portfolio	$ 1,188	$ 0	$ 0	$ 1,058	$ 959
Pharmaceuticals Portfolio	$ 398	$ 0	$ 0	$ 355	$ 321
Retailing Portfolio	$ 171	$ 0	$ 0	$ 153	$ 138
Software and Computer Services Portfolio	$ 906	$ 0	$ 0	$ 806	$ 731
Technology Portfolio	$ 1,744	$ 0	$ 0	$ 1,552	$ 1,408
Telecommunications Portfolio	$ 267	$ 0	$ 0	$ 238	$ 216
Transportation Portfolio	$ 205	$ 0	$ 0	$ 182	$ 165
Utilities Portfolio	$ 357	$ 0	$ 0	$ 318	$ 288
Wireless Portfolio	$ 214	$ 0	$ 0	$ 190	$ 173
Fidelity International Real Estate Fund	$ 199	$ 25	$ 25	$ 178	$ 169
Fidelity Real Estate Investment Portfolio	$ 2,475	$ 358	$ 358	$ 2,219	$ 2,114
Fidelity Telecom and Utilities Fund	$ 647	$ 0	$ 0	$ 576	$ 523
TOTAL COMPENSATION FROM THE FUND COMPLEX	$ 500,500	$ 240,667	$ 240,667	$ 449,000	$ 431,500
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Alan J. Lacy	Joseph Mauriello	Robert W. Selander[3]	Cornelia M. Small	David M. Thomas
Fidelity Advisor Series VII
Fidelity Advisor Biotechnology Fund	$ 58	$ 56	$ 57	$ 53	$ 54	$ 56
Fidelity Advisor Communications Equipment Fund	$ 10	$ 9	$ 9	$ 9	$ 9	$ 9
Fidelity Advisor Consumer Discretionary Fund	$ 38	$ 36	$ 37	$ 34	$ 35	$ 36
Fidelity Advisor Electronics Fund	$ 12	$ 11	$ 11	$ 11	$ 11	$ 11
Fidelity Advisor Energy Fund	$ 466	$ 443	$ 454	$ 422	$ 431	$ 441
Fidelity Advisor Financial Services Fund	$ 76	$ 72	$ 74	$ 68	$ 70	$ 72
Fidelity Advisor Health Care Fund	$ 298	$ 284	$ 290	$ 270	$ 277	$ 283
Fidelity Advisor Industrials Fund	$ 264	$ 252	$ 258	$ 239	$ 245	$ 251
Fidelity Advisor Real Estate Fund	$ 330	$ 316	$ 322	$ 299	$ 308	$ 315
Fidelity Advisor Technology Fund	$ 475	$ 452	$ 462	$ 429	$ 441	$ 452
Fidelity Advisor Utilities Fund	$ 110	$ 105	$ 107	$ 100	$ 102	$ 104

Fidelity Select Portfolios:
Air Transportation Portfolio	$ 49	$ 44	$ 48	$ 34	$ 43	$ 44
Automotive Portfolio	$ 111	$ 101	$ 109	$ 68	$ 99	$ 99
Banking Portfolio	$ 253	$ 230	$ 248	$ 183	$ 225	$ 227
Biotechnology Portfolio	$ 766	$ 692	$ 745	$ 596	$ 676	$ 685
Brokerage and Investment Management Portfolio	$ 267	$ 242	$ 260	$ 191	$ 236	$ 239
Chemicals Portfolio	$ 466	$ 421	$ 453	$ 358	$ 411	$ 416
Communications Equipment Portfolio	$ 266	$ 240	$ 259	$ 189	$ 235	$ 237
Computers Portfolio	$ 353	$ 319	$ 343	$ 263	$ 311	$ 315
Construction and Housing Portfolio	$ 60	$ 54	$ 59	$ 44	$ 53	$ 54
Consumer Discretionary Portfolio	$ 137	$ 123	$ 133	$ 104	$ 120	$ 122
Consumer Finance Portfolio	$ 79	$ 71	$ 77	$ 62	$ 70	$ 71
Consumer Staples Portfolio	$ 978	$ 884	$ 951	$ 752	$ 863	$ 874
Defense and Aerospace Portfolio	$ 415	$ 375	$ 404	$ 313	$ 367	$ 371
Electronics Portfolio	$ 715	$ 646	$ 696	$ 523	$ 631	$ 638
Energy Portfolio	$ 1,632	$ 1,477	$ 1,591	$ 1,205	$ 1,443	$ 1,460
Energy Service Portfolio	$ 1,012	$ 917	$ 988	$ 738	$ 896	$ 907
Environment and Alternative Energy Portfolio	$ 56	$ 50	$ 54	$ 42	$ 49	$ 50
Financial Services Portfolio	$ 244	$ 220	$ 238	$ 174	$ 216	$ 218
Gold Portfolio	$ 2,895	$ 2,617	$ 2,818	$ 2,194	$ 2,554	$ 2,590
Health Care Portfolio	$ 1,318	$ 1,190	$ 1,281	$ 1,004	$ 1,163	$ 1,177
Industrial Equipment Portfolio	$ 199	$ 180	$ 194	$ 148	$ 176	$ 178
Industrials Portfolio	$ 328	$ 296	$ 319	$ 244	$ 289	$ 293
Insurance Portfolio	$ 153	$ 138	$ 149	$ 115	$ 135	$ 137
IT Services Portfolio	$ 118	$ 107	$ 115	$ 94	$ 104	$ 105
Leisure Portfolio	$ 244	$ 221	$ 238	$ 183	$ 216	$ 218
Materials Portfolio	$ 874	$ 791	$ 851	$ 655	$ 773	$ 782
Medical Delivery Portfolio	$ 469	$ 423	$ 456	$ 369	$ 414	$ 419
Medical Equipment and Systems Portfolio	$ 912	$ 824	$ 887	$ 692	$ 805	$ 815
Multimedia Portfolio	$ 117	$ 105	$ 114	$ 87	$ 103	$ 104
Natural Gas Portfolio	$ 570	$ 515	$ 555	$ 425	$ 503	$ 510
Natural Resources Portfolio	$ 1,052	$ 952	$ 1,025	$ 774	$ 930	$ 941
Pharmaceuticals Portfolio	$ 354	$ 319	$ 343	$ 281	$ 312	$ 316
Retailing Portfolio	$ 152	$ 137	$ 148	$ 121	$ 134	$ 136
Software and Computer Services Portfolio	$ 803	$ 726	$ 781	$ 606	$ 709	$ 717
Technology Portfolio	$ 1,546	$ 1,397	$ 1,505	$ 1,135	$ 1,365	$ 1,382
Telecommunications Portfolio	$ 237	$ 214	$ 231	$ 179	$ 209	$ 212
Transportation Portfolio	$ 181	$ 164	$ 177	$ 121	$ 160	$ 162
Utilities Portfolio	$ 316	$ 286	$ 308	$ 244	$ 279	$ 283
Wireless Portfolio	$ 190	$ 171	$ 185	$ 139	$ 167	$ 170
Fidelity International Real Estate Fund	$ 178	$ 168	$ 173	$ 161	$ 164	$ 168
Fidelity Real Estate Investment Portfolio	$ 2,208	$ 2,117	$ 2,151	$ 1,999	$ 2,054	$ 2,103
Fidelity Telecom and Utilities Fund	$ 574	$ 519	$ 559	$ 399	$ 507	$ 513
TOTAL COMPENSATION FROM THE FUND COMPLEX	$ 450,000	$ 426,500	$ 439,000	$ 411,500	$ 419,000	$ 426,500

1 Effective June 12, 2012, Mr. Rosow serves as a Member of the Advisory Board.

2 Effective June 12, 2012, Mr. Smith serves as a Member of the Advisory Board.

3 For the period May 1, 2011 through August 31, 2011, Mr. Selander served as a Member of the Advisory Board. Effective September 1, 2011, Mr. Selander serves as a Member of the Board of Trustees.

A Reflects compensation received for the calendar year ended December 31, 2012 for 236 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Dennis J. Dirks, $221,918; Ned C. Lautenbach, $262,798; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; and Michael E. Wiley, $180,000.

APPENDIX G

CURRENT MANAGEMENT CONTRACTS

Each fund's current management contact, dated August 1, 2007, was approved by the Board of Trustees on July 19, 2007, pursuant to authority granted under SEC staff interpretations of the 1940 Act.

The last time Natural Resources Portfolio's and Industrials Portfolio's management contracts were approved by shareholders was on March 14, 2001 and they became effective on April 1, 2001. Such approvals included a reduction in the management fee payable to FMR by each fund as FMR's assets under management increase.

The last time Fidelity Advisor Consumer Discretionary Fund's, Fidelity Advisor Energy Fund's, Fidelity Advisor Financial Services Fund's, Fidelity Advisor Health Care Fund's, Fidelity Advisor Industrials Fund's, Fidelity Advisor Technology Fund's, and Fidelity Advisor Utilities Fund's management contracts were approved by shareholders was on September 19, 2001 and they became effective on October 1, 2001. Such approvals included a reduction in the management fee payable to FMR by each fund as FMR's assets under management increase and to allow future modifications of each contract without shareholder vote if permitted by the 1940 Act.

Current Management Contracts and Sub-Advisory Agreements

TRUSTS/Funds	FMR	FMRC	HK	Japan	UK	FIA	FIA(UK)	FIJ
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Communications Equipment Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Consumer Discretionary Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Electronics Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Energy Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Financial Services Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Health Care Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Industrials Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Real Estate Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Technology Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Advisor Utilities Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Automotive Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Banking Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Biotechnology Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Brokerage and Investment Management	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Chemicals Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Communications Equipment Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Computers Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Construction and Housing Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Consumer Discretionary Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Consumer Finance Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Consumer Staples Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Defense and Aerospace Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Electronics Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Energy Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Energy Service Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Environment and Alternative Energy Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Financial Services Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Gold Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Health Care Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Industrial Equipment Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Industrials Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Insurance Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
IT Services Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Leisure Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Materials Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Medical Delivery Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Medical Equipment and Systems Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Multimedia Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Natural Gas Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Natural Resources Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Pharmaceuticals Portfolio	8/1/07	5/17/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Retailing Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Software and Computer Services Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Technology Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Telecommunications Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Transportation Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Utilities Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Wireless Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity International Real Estate Fund	8/1/07	7/15/04	9/9/08	9/29/08	7/17/08	7/15/04	7/15/04	7/15/04
Fidelity Real Estate Investment Portfolio	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a
Fidelity Telecom and Utilities Fund	8/1/07	1/1/01	9/9/08	9/29/08	7/17/08	n/a	n/a	n/a

APPENDIX H

The trusts' Board, which is currently composed of two Interested Trustees and nine Independent Trustees, met nine times, ten times, and ten times during the most recent fiscal years ended July 31, 2012, February 29, 2012 and January 31, 2012, respectively.

Number of Committee Meetings Held During Most Recent Fiscal Year:

FYE	7/31/12	2/29/12	1/31/12
COMMITTEE
Audit	9	8	8
Operations Committee	20	16	15
Fair Value Oversight	4	4	3
Governance and Nominating	8	9	9
Shareholder, Distribution And Brokerage	6	6	6
Compliance	3	4	4
Proxy Voting	2	2	2
Fund Oversight:
Equity I	8	14	14
Equity II	8	14	14
Research	7	8	8

APPENDIX I

The following table shows the average net assets and advisory fees for each fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Large Cap Growth:(c)
Class A	1/31/12	9.2	0.48
Class B	1/31/12	1.9	0.48
Class C	1/31/12	5.4	0.48
Class T	1/31/12	6.4	0.48
Institutional Class	1/31/12	1.2	0.48
Retail Class	1/31/12	127.8	0.48
Mid Cap Value:(c)
Class A	1/31/12	21.0	0.56
Class B	1/31/12	1.5	0.56
Class C	1/31/12	5.3	0.56
Class T	1/31/12	6.7	0.56
Institutional Class	1/31/12	3.4	0.56
Retail Class	1/31/12	604.9	0.56
Series All-Sector Equity:(c)
Class F	1/31/12	3,029.2	0.66
Retail Class	1/31/12	8,132.9	0.66
Series Large Cap Value:(c)
Class F	1/31/12	2,766.2	0.43
Retail Class	1/31/12	7,529.7	0.43
Stock Selector Large Cap Value:(c)
Class A	1/31/12	19.2	0.26
Class B	1/31/12	2.0	0.26
Class C	1/31/12	4.3	0.26
Class T	1/31/12	5.5	0.26
Institutional Class	1/31/12	1.7	0.26
Retail Class	1/31/12	582.8	0.26
Telecom and Utilities(c)	1/31/12	906.7	0.48
IT Services(c)	2/29/12	190.9	0.56
Medical Equipment and Systems(c)	2/29/12	1,433.8	0.56
Air Transportation(c)	2/29/12	73.7	0.56
Automotive(c)	2/29/12	159.0	0.55
Banking(c)	2/29/12	392.2	0.56
Biotechnology(c)(c)	2/29/12	1,259.0	0.56
Brokerage and Investment Management(c)	2/29/12	410.7	0.56
Chemicals(c)	2/29/12	747.0	0.56
Communications Equipment(c)	2/29/12	405.7	0.56
Computers(c)	2/29/12	561.2	0.56
Construction and Housing(c)	2/29/12	100.2	0.56
Consumer Discretionary(c)	2/29/12	218.0	0.56
Consumer Finance(c)	2/29/12	128.2	0.56
Consumer Staples:(c)
Class A	2/29/12	174.1	0.56
Class B	2/29/12	19.2	0.56
Class C	2/29/12	91.1	0.56
Class T	2/29/12	33.8	0.56
Institutional Class	2/29/12	226.5	0.56
Retail Class	2/29/12	1,004.8	0.56
Defense and Aerospace(c)	2/29/12	652.7	0.56
Electronics(c)	2/29/12	1,120.2	0.56
Energy(c)	2/29/12	2,553.2	0.56
Energy Service(c)	2/29/12	1,566.6	0.56
Environment and Alternative Energy(c)	2/29/12	87.4	0.56
Financial Services(c)	2/29/12	378.7	0.56
Gold:(b)
Class A	2/29/12	156.8	0.56
Class B	2/29/12	24.1	0.56
Class C	2/29/12	71.9	0.56
Class T	2/29/12	44.2	0.56
Institutional Class	2/29/12	156.2	0.56
Retail Class	2/29/12	4,083.1	0.56
Health Care(c)	2/29/12	2,087.8	0.56
Industrial Equipment(c)	2/29/12	315.7	0.56
Industrials(c)	2/29/12	517.9	0.56
Insurance(c)	2/29/12	242.9	0.56
International Enhanced Index(h)	2/29/12	25.0	0.47
Large Cap Core Enhanced Index(h)	2/29/12	328.4	0.30
Large Cap Growth Enhanced Index(h)	2/29/12	87.7	0.30
Large Cap Value Enhanced Index(h)	2/29/12	82.8	0.30
Leisure(c)	2/29/12	383.7	0.56
Materials:(c)
Class A	2/29/12	143.3	0.56
Class B	2/29/12	12.0	0.56
Class C	2/29/12	53.6	0.56
Class T	2/29/12	26.3	0.56
Institutional Class	2/29/12	77.2	0.56
Retail Class	2/29/12	1,066.4	0.56
Medical Delivery(c)	2/29/12	760.1	0.56
Mid Cap Enhanced Index(h)	2/29/12	70.4	0.45
Multimedia(c)	2/29/12	184.8	0.56
Natural Gas(c)	2/29/12	883.1	0.56
Natural Resources(c)	2/29/12	1,633.5	0.56
Pharmaceuticals(c)	2/29/12	575.1	0.56
Retailing(c)	2/29/12	247.5	0.56
Small Cap Enhanced Index(h)	2/29/12	114.7	0.52
Software and Computer Services(c)	2/29/12	1,280.6	0.56
Technology(c)	2/29/12	2,394.6	0.56
Telecommunications:(c)
Class A	2/29/12	4.9	0.56
Class B	2/29/12	0.6	0.56
Class C	2/29/12	3.3	0.56
Class T	2/29/12	2.9	0.56
Institutional Class	2/29/12	1.7	0.56
Retail Class	2/29/12	356.5	0.56
Transportation(c)	2/29/12	267.5	0.56
Utilities	2/29/12	500.6	0.56
Wireless(c)	2/29/12	292.1	0.56
Magellan:(c)
Class K	3/31/12	2,849.9	0.35
Retail Class	3/31/12	15,070.2	0.35
Large Cap Stock(c)	4/30/12	879.2	0.73
Mid-Cap Stock:(c)
Class K	4/30/12	1,496.3	0.62
Retail Class	4/30/12	5,662.7	0.62
Small Cap Discovery(c)	4/30/12	2,128.9	0.79
Small Cap Stock(c)	4/30/12	3,465.9	0.84
Fidelity Fifty(c)	6/30/12	690.5	0.61
Fidelity Fund:(c)
Class K	6/30/12	709.4	0.35
Retail Class	6/30/12	4,447.7	0.35
Growth Discovery:(c)
Class K	6/30/12	155.0	0.53
Retail Class	6/30/12	874.4	0.53
Mega Cap Stock:(c)
Class A	6/30/12	5.4	0.46
Class B	6/30/12	0.7	0.46
Class C	6/30/12	2.7	0.46
Class T	6/30/12	1.9	0.46
Institutional Class	6/30/12	145.6	0.46
Retail Class	6/30/12	1,005.8	0.46
Advisor Biotechnology:(c)
Class A	7/31/12	39.8	0.56
Class B	7/31/12	5.6	0.56
Class C	7/31/12	19.8	0.56
Class T	7/31/12	20.0	0.56
Institutional Class	7/31/12	9.9	0.56
Advisor Communications Equipment:(b)(c)
Class A	7/31/12	5.0	0.56
Class B	7/31/12	0.8	0.56
Class C	7/31/12	3.1	0.56
Class T	7/31/12	3.6	0.56
Institutional Class	7/31/12	1.0	0.56
Advisor Consumer Discretionary:(c)
Class A	7/31/12	22.4	0.56
Class B	7/31/12	2.9	0.56
Class C	7/31/12	9.7	0.56
Class T	7/31/12	9.7	0.56
Institutional Class	7/31/12	13.6	0.56
Advisor Electronics:(c)
Class A	7/31/12	7.7	0.56
Class B	7/31/12	0.6	0.56
Class C	7/31/12	3.6	0.56
Class T	7/31/12	4.2	0.56
Institutional Class	7/31/12	1.5	0.56
Advisor Energy:(c)
Class A	7/31/12	269.4	0.56
Class B	7/31/12	35.9	0.56
Class C	7/31/12	104.1	0.56
Class T	7/31/12	232.7	0.56
Institutional Class	7/31/12	51.3	0.56
Advisor Financial Services:(c)
Class A	7/31/12	56.4	0.56
Class B	7/31/12	6.1	0.56
Class C	7/31/12	20.1	0.56
Class T	7/31/12	23.8	0.56
Institutional Class	7/31/12	6.7	0.56
Advisor Health Care:(c)
Class A	7/31/12	214.8	0.56
Class B	7/31/12	16.7	0.56
Class C	7/31/12	73.4	0.56
Class T	7/31/12	113.8	0.56
Institutional Class	7/31/12	35.3	0.56
Advisor Industrials:(c)
Class A	7/31/12	198.5	0.56
Class B	7/31/12	23.0	0.56
Class C	7/31/12	66.4	0.56
Class T	7/31/12	63.2	0.56
Institutional Class	7/31/12	43.8	0.56
Advisor Leveraged Company Stock:(c)
Class A	7/31/12	1,158.8	0.61
Class B	7/31/12	95.0	0.61
Class C	7/31/12	425.0	0.61
Class T	7/31/12	767.7	0.61
Institutional Class	7/31/12	611.0	0.61
Advisor Real Estate:(c)
Class A	7/31/12	167.0	0.56
Class B	7/31/12	9.5	0.56
Class C	7/31/12	47.0	0.56
Class T	7/31/12	73.2	0.56
Institutional Class	7/31/12	218.5	0.56
Advisor Technology:(c)
Class A	7/31/12	341.8	0.56
Class B	7/31/12	20.5	0.56
Class C	7/31/12	85.4	0.56
Class T	7/31/12	178.4	0.56
Institutional Class	7/31/12	90.8	0.56
Advisor Utilities:(c)
Class A	7/31/12	85.8	0.56
Class B	7/31/12	7.1	0.56
Class C	7/31/12	28.6	0.56
Class T	7/31/12	36.4	0.56
Institutional Class	7/31/12	12.4	0.56
Blue Chip Growth:(c)
Class F	7/31/12	1,285.8	0.67
Class K	7/31/12	1,897.0	0.67
Retail Class	7/31/12	10,777.7	0.67
Blue Chip Value(c)	7/31/12	334.6	0.36
Dividend Growth:
Class K	7/31/12	909.4	0.68
Retail Class	7/31/12	7,307.5	0.68
Growth & Income:(c)
Class K	7/31/12	507.2	0.46
Retail Class	7/31/12	4,717.9	0.46
International Real Estate:(c)(e)
Class A	7/31/12	6.3	0.71
Class B	7/31/12	0.4	0.71
Class C	7/31/12	2.7	0.71
Class T	7/31/12	2.0	0.71
Institutional Class	7/31/12	1.7	0.71
Retail Class	7/31/12	251.4	0.71
Leveraged Company Stock:(c)
Class K	7/31/12	544.3	0.61
Retail Class	7/31/12	3,150.0	0.61
Low-Priced Stock:(c)
Class K	7/31/12	8,888.8	0.70
Retail Class	7/31/12	24,127.7	0.70
OTC:(c)
Class K	7/31/12	1,523.0	0.70
Retail Class	7/31/12	5,951.5	0.70
Real Estate Investment(c)	7/31/12	3,377.8	0.56
Series Small Cap Opportunities:(c)(e)
Class F	7/31/12	671.9	0.87
Retail Class	7/31/12	1,286.7	0.87
Small Cap Growth:(c)
Class A	7/31/12	59.9	0.76
Class B	7/31/12	4.5	0.76
Class C	7/31/12	23.3	0.76
Class F	7/31/12	393.4	0.76
Class T	7/31/12	27.1	0.76
Institutional Class	7/31/12	37.5	0.76
Retail Class	7/31/12	1,186.1	0.76
Small Cap Value:(c)
Class A	7/31/12	138.3	0.85
Class B	7/31/12	7.2	0.85
Class C	7/31/12	43.8	0.85
Class F	7/31/12	392.4	0.85
Class T	7/31/12	53.6	0.85
Institutional Class	7/31/12	113.2	0.85
Retail Class	7/31/12	1,685.2	0.85
Value Discovery:(c)
Class K	7/31/12	46.2	0.57
Retail Class	7/31/12	446.0	0.57
Export and Multinational:(c)
Class K	8/31/12	207.9	0.56
Retail Class	8/31/12	1,849.6	0.56
Advisor Capital Development:(c)
Class A	9/30/12	312.0	0.56
Class B	9/30/12	0.3	0.56
Class C	9/30/12	1.2	0.56
Class O	9/30/12	2,320.0	0.56
Class T	9/30/12	0.9	0.56
Institutional Class	9/30/12	0.3	0.56
Advisor Diversified Stock:(c)
Class A	9/30/12	116.5	0.43
Class B	9/30/12	0.9	0.43
Class C	9/30/12	4.1	0.43
Class O	9/30/12	1,458.1	0.43
Class T	9/30/12	13.4	0.43
Institutional Class	9/30/12	207.3	0.43
Series Broad Market Opportunities(c)	9/30/12	4.3	0.56
Stock Selector All Cap:(c)
Class K	9/30/12	44.5	0.51
Retail Class	9/30/12	2,094.4	0.51
Advisor Diversified International:(c)
Class A	10/31/12	799.8	0.71
Class B	10/31/12	73.8	0.71
Class C	10/31/12	262.8	0.71
Class T	10/31/12	336.9	0.71
Institutional Class	10/31/12	586.1	0.71
Advisor Emerging Asia:(c)(e)
Class A	10/31/12	167.9	0.71
Class B	10/31/12	17.8	0.71
Class C	10/31/12	72.8	0.71
Class T	10/31/12	51.4	0.71
Institutional Class	10/31/12	46.0	0.71
Advisor Emerging Markets:(c)(e)
Class A	10/31/12	177.6	0.81
Class B	10/31/12	18.6	0.81
Class C	10/31/12	72.2	0.81
Class T	10/31/12	66.4	0.81
Institutional Class	10/31/12	149.6	0.81
Advisor Europe Capital Appreciation:(c)(d)
Class A	10/31/12	7.8	0.71
Class B	10/31/12	0.9	0.71
Class C	10/31/12	2.4	0.71
Class T	10/31/12	5.5	0.71
Institutional Class	10/31/12	0.4	0.71
Advisor Global Capital Appreciation:(c)(e)
Class A	10/31/12	29.4	0.56
Class B	10/31/12	1.6	0.56
Class C	10/31/12	9.9	0.56
Class T	10/31/12	18.0	0.56
Institutional Class	10/31/12	23.7	0.56
Advisor International Capital Appreciation:(b)(c)(e)
Class A	10/31/12	39.8	0.95
Class B	10/31/12	3.4	0.95
Class C	10/31/12	18.7	0.95
Class T	10/31/12	55.4	0.95
Institutional Class	10/31/12	4.3	0.95
Advisor Overseas:(c)(e)
Class A	10/31/12	59.2	0.69
Class B	10/31/12	3.5	0.69
Class C	10/31/12	16.8	0.69
Class T	10/31/12	279.8	0.69
Institutional Class	10/31/12	268.5	0.69
Advisor Value:(c)
Class A	10/31/12	28.7	0.42
Class B	10/31/12	3.0	0.42
Class C	10/31/12	9.2	0.42
Class T	10/31/12	12.8	0.42
Institutional Class	10/31/12	4.0	0.42
Advisor Value Leaders:(c)
Class A	10/31/12	15.1	0.23
Class B	10/31/12	1.0	0.23
Class C	10/31/12	3.6	0.23
Class T	10/31/12	7.2	0.23
Institutional Class	10/31/12	0.6	0.23
Canada:(c)(d)
Class A	10/31/12	180.9	0.50
Class B	10/31/12	10.7	0.50
Class C	10/31/12	75.5	0.50
Class T	10/31/12	31.3	0.50
Institutional Class	10/31/12	62.2	0.50
Retail Class	10/31/12	3,308.0	0.50
Capital Appreciation:(c)
Class K	10/31/12	1,166.9	0.73
Retail Class	10/31/12	4,418.4	0.73
Disciplined Equity:(c)
Class F	10/31/12	2,942.7	0.32
Class K	10/31/12	124.6	0.32
Retail Class	10/31/12	5,411.8	0.32
Diversified International:(c)(e)
Class F	10/31/12	22,743.8	0.76
Class K	10/31/12	8,387.1	0.76
Retail Class	10/31/12	14,341.7	0.76
Emerging Europe, Middle East, Africa (EMEA):(c)(e)
Class A	10/31/12	9.2	0.81
Class B	10/31/12	0.5	0.81
Class C	10/31/12	7.6	0.81
Class T	10/31/12	3.4	0.81
Institutional Class	10/31/12	8.2	0.81
Retail Class	10/31/12	112.7	0.81
Emerging Markets:(c)(e)
Class K	10/31/12	594.6	0.71
Retail Class	10/31/12	2,495.1	0.71
Europe(c)(d)	10/31/12	582.2	0.52
Global Commodity Stock:(c)(e)
Class A	10/31/12	111.8	0.71
Class B	10/31/12	3.6	0.71
Class C	10/31/12	33.9	0.71
Class T	10/31/12	18.7	0.71
Institutional Class	10/31/12	52.7	0.71
Retail Class	10/31/12	447.8	0.71
International Discovery:(c)(e)
Class A	10/31/12	293.2	0.74
Class B	10/31/12	8.6	0.74
Class C	10/31/12	30.2	0.74
Class K	10/31/12	1,515.9	0.74
Class T	10/31/12	52.3	0.74
Institutional Class	10/31/12	279.0	0.74
Retail Class	10/31/12	6,022.4	0.74
International Growth:(c)(e)
Class A	10/31/12	10.8	0.79
Class B	10/31/12	0.6	0.79
Class C	10/31/12	3.8	0.79
Class T	10/31/12	5.1	0.79
Institutional Class	10/31/12	1.8	0.79
Retail Class	10/31/12	96.9	0.79
International Small Cap:(c)(e)
Class A	10/31/12	15.1	0.96
Class B	10/31/12	1.3	0.96
Class C	10/31/12	8.2	0.96
Class T	10/31/12	10.6	0.96
Institutional Class	10/31/12	10.3	0.96
Retail Class	10/31/12	745.8	0.96
International Small Cap Opportunities:(c)(e)
Class A	10/31/12	18.0	1.07
Class B	10/31/12	2.1	1.07
Class C	10/31/12	6.7	1.07
Class T	10/31/12	8.3	1.07
Institutional Class	10/31/12	2.5	1.07
Retail Class	10/31/12	322.0	1.07
International Value:(c)(e)
Class A	10/31/12	4.4	0.67
Class B	10/31/12	0.8	0.67
Class C	10/31/12	2.1	0.67
Class T	10/31/12	2.4	0.67
Institutional Class	10/31/12	0.4	0.67
Retail Class	10/31/12	134.4	0.67
Overseas:(c)(e)
Class F(g)	10/31/12	1,965.1	0.39
Class K	10/31/12	288.4	0.39
Retail Class	10/31/12	1,663.4	0.39
Pacific Basin(c)(e)	10/31/12	612.5	0.94
Series Emerging Markets:(c)(e)
Class F	10/31/12	2,079.7	0.81
Retail Class	10/31/12	3,220.7	0.81
Series International Growth:(c)(e)
Class F	10/31/12	3,250.7	0.82
Retail Class	10/31/12	5,019.2	0.82
Series International Small Cap:(c)(e)
Class F	10/31/12	665.5	0.95
Retail Class	10/31/12	1,032.8	0.95
Series International Value:(c)(e)
Class F	10/31/12	3,146.0	0.67
Retail Class	10/31/12	4,833.3	0.67
Total International Equity:(c)(e)
Class A	10/31/12	5.1	0.75
Class B	10/31/12	0.2	0.75
Class C	10/31/12	2.3	0.75
Class T	10/31/12	1.3	0.75
Institutional Class	10/31/12	0.6	0.75
Retail Class	10/31/12	252.1	0.75
Value:(c)
Class K	10/31/12	718.3	0.46
Retail Class	10/31/12	5,707.0	0.46
Worldwide:(c)(e)
Class A	10/31/12	15.1	0.80
Class B	10/31/12	0.3	0.80
Class C	10/31/12	1.5	0.80
Class T	10/31/12	4.1	0.80
Institutional Class	10/31/12	3.7	0.80
Retail Class	10/31/12	1,060.2	0.80
China Region:(c)(e)
Class A	10/31/12	14.1	0.71
Class B	10/31/12	1.6	0.71
Class C	10/31/12	4.9	0.71
Class T	10/31/12	4.6	0.71
Institutional Class	10/31/12	1.8	0.71
Retail Class	10/31/12	1,357.0	0.71
Emerging Asia(c)(e)	10/31/12	1,395.2	0.60
Emerging Markets Discovery:(c)(e)
Class A	10/31/12	1.0	0.86
Class C	10/31/12	0.8	0.86
Class T	10/31/12	0.9	0.86
Institutional Class	10/31/12	0.9	0.86
Retail Class	10/31/12	16.9	0.86
Europe Capital Appreciation(c)	10/31/12	305.0	0.60
Focused Stock(c)	10/31/12	525.9	0.64
International Capital Appreciation(c)(e)	10/31/12	662.4	0.87
Japan:(b)(c)(d)
Japan Class A	10/31/12	11.7	0.77
Japan Class B	10/31/12	1.3	0.77
Japan Class C	10/31/12	7.9	0.77
Japan Class T	10/31/12	4.4	0.77
Japan Institutional Class	10/31/12	1.9	0.77
Japan Retail Class	10/31/12	413.2	0.77
Japan Smaller Companies(c)(e)	10/31/12	276.9	0.71
Latin America:(b)(c)(d)
Class A	10/31/12	82.2	0.71
Class B	10/31/12	11.9	0.71
Class C	10/31/12	32.0	0.71
Class T	10/31/12	23.1	0.71
Institutional Class	10/31/12	9.4	0.71
Retail Class	10/31/12	2,637.3	0.71
Nordic(c)(d)	10/31/12	313.1	0.71
Stock Selector Small Cap:(c)
Class A	10/31/12	4.4	0.76
Class B	10/31/12	0.2	0.76
Class C	10/31/12	1.6	0.76
Class T	10/31/12	1.2	0.76
Institutional Class	10/31/12	20.7	0.76
Retail Class	10/31/12	1,514.6	0.76
Tax Managed Stock:(b)(c)
Class A	10/31/12	7.8	0.56
Class B	10/31/12	0.7	0.56
Class C	10/31/12	2.7	0.56
Class T	10/31/12	4.0	0.56
Institutional Class	10/31/12	0.7	0.56
Retail Class	10/31/12	57.1	0.56
Total Emerging Markets:(c)(e)
Class A	10/31/12	6.1	0.80
Class C	10/31/12	5.3	0.80
Class T	10/31/12	4.5	0.80
Institutional Class	10/31/12	2.1	0.80
Retail Class	10/31/12	60.6	0.80
130/30 Large Cap:(c)
Class A	11/30/12	1.6	0.57
Class B	11/30/12	0.3	0.57
Class C	11/30/12	0.9	0.57
Class T	11/30/12	1.0	0.57
Institutional Class	11/30/12	0.1	0.57
Retail Class	11/30/12	16.8	0.57
Advisor Dividend Growth:(c)
Class A	11/30/12	310.0	0.61
Class B	11/30/12	19.4	0.61
Class C	11/30/12	124.7	0.61
Class T	11/30/12	305.8	0.61
Institutional Class	11/30/12	94.8	0.61
Advisor Equity Growth:(c)
Class A	11/30/12	642.8	0.56
Class B	11/30/12	31.0	0.56
Class C	11/30/12	138.1	0.56
Class T	11/30/12	1,155.0	0.56
Institutional Class	11/30/12	1,017.5	0.56
Advisor Equity Value:(b)(c)
Class A	11/30/12	29.5	0.52
Class B	11/30/12	3.5	0.52
Class C	11/30/12	9.0	0.52
Class T	11/30/12	21.8	0.52
Institutional Class	11/30/12	3.3	0.52
Advisor Growth & Income:(c)
Class A	11/30/12	181.4	0.46
Class B	11/30/12	12.3	0.46
Class C	11/30/12	56.4	0.46
Class T	11/30/12	165.1	0.46
Institutional Class	11/30/12	1,045.8	0.46
Advisor Growth Opportunities:(c)
Class A	11/30/12	322.8	0.72
Class B	11/30/12	13.6	0.72
Class C	11/30/12	60.2	0.72
Class T	11/30/12	1,190.2	0.72
Institutional Class	11/30/12	343.6	0.72
Advisor Growth Strategies:(c)
Class A	11/30/12	11.0	0.40
Class B	11/30/12	1.9	0.40
Class C	11/30/12	4.7	0.40
Class T	11/30/12	14.4	0.40
Institutional Class	11/30/12	0.5	0.40
Advisor Large Cap:(c)
Class A	11/30/12	116.8	0.66
Class B	11/30/12	11.9	0.66
Class C	11/30/12	27.2	0.66
Class T	11/30/12	73.9	0.66
Institutional Class	11/30/12	1,056.2	0.66
Advisor Small Cap:(c)
Class A	11/30/12	1,372.9	0.50
Class B	11/30/12	47.8	0.50
Class C	11/30/12	312.0	0.50
Class T	11/30/12	1,173.0	0.50
Institutional Class	11/30/12	1,281.1	0.50
Advisor Stock Selector Mid Cap:(b)(c)
Class A	11/30/12	618.2	0.38
Class B	11/30/12	24.7	0.38
Class C	11/30/12	148.3	0.38
Class T	11/30/12	803.4	0.38
Institutional Class	11/30/12	200.1	0.38
Retail Class	11/30/12	0.6	0.38
Advisor Strategic Growth:(b)(c)
Class A	11/30/12	19.0	0.64
Class B	11/30/12	1.6	0.64
Class C	11/30/12	7.9	0.64
Class T	11/30/12	10.9	0.64
Institutional Class	11/30/12	1.3	0.64
Advisor Value Strategies:(c)
Class A	11/30/12	199.7	0.60
Class B	11/30/12	14.4	0.60
Class C	11/30/12	42.7	0.60
Class T	11/30/12	278.8	0.60
Fidelity Value Strategies Fund	11/30/12	316.7	0.60
Class K	11/30/12	59.7	0.60
Institutional Class	11/30/12	51.4	0.60
Convertible Securities:(c)
Class A	11/30/12	30.0	0.53
Class B	11/30/12	1.1	0.53
Class C	11/30/12	12.8	0.53
Class T	11/30/12	4.7	0.53
Institutional Class	11/30/12	21.0	0.53
Retail Class	11/30/12	1,878.8	0.53
Growth Company:(c)
Class F	11/30/12	3,643.7	0.71
Class K	11/30/12	13,487.2	0.71
Retail Class	11/30/12	24,723.7	0.71
Growth Strategies:(c)
Class K	11/30/12	263.2	0.38
Retail Class	11/30/12	1,488.3	0.38
Independence:(c)
Class K	11/30/12	357.1	0.57
Retail Class	11/30/12	3,165.5	0.57
New Millennium(c)	11/30/12	1,966.4	0.75
Advisor Mid Cap II:(c)
Class A	12/31/12	1,309.9	0.56
Class B	12/31/12	52.1	0.56
Class C	12/31/12	252.5	0.56
Class T	12/31/12	419.3	0.56
Institutional Class	12/31/12	997.5	0.56
Advisor New Insights:(c)
Class A	12/31/12	6,329.1	0.53
Class B	12/31/12	291.0	0.53
Class C	12/31/12	2,422.0	0.53
Class T	12/31/12	1,793.5	0.53
Institutional Class	12/31/12	8,926.5	0.53
Contrafund®:(c)
Class K	12/31/12	23,369.9	0.57
Retail Class	12/31/12	58,806.3	0.57
Trend	12/31/12	1,127.9	0.65
VIP Consumer Discretionary:(c)
Initial Class	12/31/12	10.8	0.56
Investor Class	12/31/12	21.3	0.56
VIP Consumer Staples:(c)
Initial Class	12/31/12	21.4	0.56
Investor Class	12/31/12	67.1	0.56
VIP Contrafund:(c)
Initial Class	12/31/12	6,489.9	0.56
Investor Class	12/31/12	661.8	0.56
Service Class	12/31/12	1,369.0	0.56
Service Class 2	12/31/12	7,716.8	0.56
Service Class 2R	12/31/12	9.1	0.56
VIP Disciplined Small Cap:(c)(f)
Initial Class	12/31/12	19.9	0.71
Investor Class	12/31/12	61.1	0.71
Service Class	12/31/12	0.3	0.71
Service Class 2	12/31/12	2.3	0.71
VIP Dynamic Capital Appreciation:(c)
Initial Class	12/31/12	17.9	0.56
Investor Class	12/31/12	30.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	15.8	0.56
VIP Emerging Markets:(c)(e)
Initial Class	12/31/12	38.5	0.81
Initial Class R	12/31/12	12.7	0.81
Investor Class R	12/31/12	44.0	0.81
Service Class	12/31/12	0.1	0.81
Service Class 2	12/31/12	3.1	0.81
Service Class 2R	12/31/12	0.1	0.81
VIP Energy:(c)
Initial Class	12/31/12	115.6	0.56
Investor Class	12/31/12	101.6	0.56
Service Class 2	12/31/12	122.9	0.56
VIP Financial Services:(c)
Initial Class	12/31/12	16.2	0.56
Investor Class	12/31/12	25.1	0.56
VIP Growth & Income:(c)
Initial Class	12/31/12	287.9	0.46
Investor Class	12/31/12	83.2	0.46
Service Class	12/31/12	122.0	0.46
Service Class 2	12/31/12	287.2	0.46
VIP Growth:(c)
Initial Class	12/31/12	2,730.5	0.56
Investor Class	12/31/12	141.2	0.56
Service Class	12/31/12	415.5	0.56
Service Class 2	12/31/12	609.0	0.56
Service Class 2R	12/31/12	5.2	0.56
VIP Growth Opportunities:(c)
Initial Class	12/31/12	127.1	0.56
Investor Class	12/31/12	76.6	0.56
Service Class	12/31/12	151.1	0.56
Service Class 2	12/31/12	70.9	0.56
VIP Growth Stock:(c)
Initial Class	12/31/12	12.7	0.56
Investor Class	12/31/12	39.7	0.56
Service Class	12/31/12	0.5	0.56
Service Class 2	12/31/12	48.6	0.56
VIP Growth Strategies:(b)(c)
Initial Class	12/31/12	5.4	0.61
Investor Class	12/31/12	8.0	0.61
Service Class	12/31/12	0.2	0.61
Service Class 2	12/31/12	4.9	0.61
VIP Health Care:(c)
Initial Class	12/31/12	62.5	0.56
Investor Class	12/31/12	95.8	0.56
VIP Industrials:(c)
Initial Class	12/31/12	35.2	0.56
Investor Class	12/31/12	52.0	0.56
VIP International Capital Appreciation:(c)(d)
Initial Class	12/31/12	0.5	0.71
Initial Class R	12/31/12	10.9	0.71
Investor Class R	12/31/12	31.3	0.71
Service Class	12/31/12	0.1	0.71
Service Class 2	12/31/12	0.6	0.71
Service Class 2R	12/31/12	0.1	0.71
Service Class R	12/31/12	0.1	0.71
VIP Materials:(c)
Initial Class	12/31/12	28.0	0.56
Investor Class	12/31/12	50.9	0.56
VIP Mid Cap:(c)
Initial Class	12/31/12	1,182.3	0.56
Investor Class	12/31/12	315.2	0.56
Service Class	12/31/12	553.1	0.56
Service Class 2	12/31/12	5,305.2	0.56
VIP Overseas:(c)(e)
Initial Class	12/31/12	631.8	0.71
Initial Class R	12/31/12	87.8	0.71
Investor Class R	12/31/12	163.3	0.71
Service Class	12/31/12	110.4	0.71
Service Class 2	12/31/12	351.6	0.71
Service Class 2R	12/31/12	64.1	0.71
Service Class R	12/31/12	45.5	0.71
VIP Real Estate:(c)
Initial Class	12/31/12	68.2	0.56
Investor Class	12/31/12	108.2	0.56
Service Class	12/31/12	0.7	0.56
Service Class 2	12/31/12	136.2	0.56
VIP Technology:(c)
Initial Class	12/31/12	73.1	0.56
Investor Class	12/31/12	92.9	0.56
VIP Telecommunications:(c)
Initial Class	12/31/12	4.4	0.56
Investor Class	12/31/12	8.1	0.56
VIP Utilities:(c)
Initial Class	12/31/12	29.3	0.56
Investor Class	12/31/12	43.5	0.56
VIP Value:(c)
Initial Class	12/31/12	83.1	0.56
Investor Class	12/31/12	60.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	3.9	0.56
VIP Value Leaders:(c)
Initial Class	12/31/12	5.9	0.56
Investor Class	12/31/12	11.6	0.56
Service Class	12/31/12	0.3	0.56
Service Class 2	12/31/12	1.4	0.56
VIP Value Strategies:(c)
Initial Class	12/31/12	85.7	0.56
Investor Class	12/31/12	66.0	0.56
Service Class	12/31/12	27.9	0.56
Service Class 2	12/31/12	141.1	0.56

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with each of FMRC, FMR U.K., FMR H.K. and FMR Japan on behalf of the fund.

(d) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with FIA(UK) on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with each of FIA(UK) and FIJ on behalf of the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMRC and Geode Capital Management, LLC (Geode) on behalf of the fund.

(g) Class F of Fidelity Overseas Fund was liquidated on December 11, 2011.

(h) Strategic Advisers, Inc. (Strategic Advisers) has entered into a sub-advisory agreement with Geode on behalf of the fund.

APPENDIX J

The following table provides information about sales charge revenues paid to, and retained by, FDC for the most recent fiscal year of each fund (as indicated in Appendix A).

	Sales Charge Revenue		Contingent Deferred Sales Charge Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Consumer Staples Portfolio - Class A1	$ 213,382	$ 139,425	$ 7,762	$ 7,762
Consumer Staples Portfolio - Class T1	$ 47,220	$ 17,481	$ 0	$ 0
Consumer Staples Portfolio - Class B1	--	--	$ 45,165	$ 45,165
Consumer Staples Portfolio - Class C1	--	--	$ 15,571	$ 15,571
Gold Portfolio - Class A1	$ 260,679	$ 112,240	$ 4,641	$ 4,641
Gold Portfolio - Class T1	$ 75,395	$ 22,407	$ 665	$ 665
Gold Portfolio - Class B1	--	--	$ 51,658	$ 51,658
Gold Portfolio - Class C1	--	--	$ 20,316	$ 20,316
Materials Portfolio - Class A1	$ 295,874	$ 169,490	$ 3,014	$ 3,014
Materials Portfolio - Class T1	$ 45,917	$ 15,864	$ 9	$ 9
Materials Portfolio - Class B1	--	--	$ 19,656	$ 19,656
Materials Portfolio - Class C1	--	--	$ 21,433	$ 21,433
Telecommunications Portfolio - Class A1	$ 10,880	$ 5,940	$ 0	$ 0
Telecommunications Portfolio - Class T1	$ 7,708	$ 2,745	$ 0	$ 0
Telecommunications Portfolio - Class B1	--	--	$ 725	$ 725
Telecommunications Portfolio - Class C1	--	--	$ 1,809	$ 1,809
Fidelity International Real Estate Fund -Class A2	$ 16,280	$ 6,366	$ 9	$ 9
Fidelity International Real Estate Fund - Class T2	$ 4,351	$ 1,412	$ 0	$ 0
Fidelity International Real Estate Fund - Class B2	--	--	$ 1,293	$ 1,293
Fidelity International Real Estate Fund - Class C2	--	--	$ 136	$ 136
Fidelity Advisor Biotechnology Fund - Class A2	$ 107,593	$ 69,571	$ 17	$ 17
Fidelity Advisor Biotechnology Fund - Class T2	$ 54,312	$ 16,171	$ 3	$ 3
Fidelity Advisor Biotechnology Fund - Class B2	--	--	$ 9,181	$ 9,181
Fidelity Advisor Biotechnology Fund - Class C2	--	--	$ 2,774	$ 2,774
Fidelity Advisor Communications Equipment Fund - Class A2	$ 6,563	$ 1,906	$ 105	$ 105
Fidelity Advisor Communications Equipment Fund - Class T2	$ 8,688	$ 2,151	$ 1	$ 1
Fidelity Advisor Communications Equipment Fund - Class B2	--	--	$ 3,030	$ 3,030
Fidelity Advisor Communications Equipment Fund - Class C2	--	--	$ 1,783	$ 1,783
Fidelity Advisor Consumer Discretionary Fund - Class A2	$ 30,764	$ 16,017	$ 6,820	$ 6,820
Fidelity Advisor Consumer Discretionary Fund - Class T2	$ 12,108	$ 4,054	$ 2	$ 2
Fidelity Advisor Consumer Discretionary Fund - Class B2	--	--	$ 3,769	$ 3,769
Fidelity Advisor Consumer Discretionary Fund - Class C2	--	--	$ 776	$ 776
Fidelity Advisor Electronics Fund - Class A2	$ 7,342	$ 2,775	$ 0	$ 0
Fidelity Advisor Electronics Fund - Class T2	$ 9,093	$ 2,276	$ 1	$ 1
Fidelity Advisor Electronics Fund - Class B2	--	--	$ 630	$ 630
Fidelity Advisor Electronics Fund - Class C2	--	--	$ 491	$ 491
Fidelity Advisor Energy Fund - Class A2	$ 285,079	$ 119,088	$ 10,085	$ 10,085
Fidelity Advisor Energy Fund - Class T2	$ 92,696	$ 25,547	$ 23	$ 23
Fidelity Advisor Energy Fund - Class B2	--	--	$ 56,910	$ 56,910
Fidelity Advisor Energy Fund - Class C2	--	--	$ 15,188	$ 15,188
Fidelity Advisor Financial Services Fund - Class A2	$ 42,438	$ 17,852	$ 36,432	$ 36,432
Fidelity Advisor Financial Services Fund - Class T2	$ 17,443	$ 5,196	$ 12	$ 12
Fidelity Advisor Financial Services Fund - Class B2	--	--	$ 12,843	$ 12,843
Fidelity Advisor Financial Services Fund - Class C2	--	--	$ 1,842	$ 1,842
Fidelity Advisor Health Care Fund - Class A2	$ 126,934	$ 54,903	$ 33	$ 33
Fidelity Advisor Health Care Fund - Class T2	$ 60,751	$ 17,025	$ 26	$ 26
Fidelity Advisor Health Care Fund - Class B2	--	--	$ 14,725	$ 14,725
Fidelity Advisor Health Care Fund - Class C2	--	--	$ 3.070	$ 3,070
Fidelity Advisor Industrials Fund - Class A2	$ 100,847	$ 53,330	$ 10,001	$ 10,001
Fidelity Advisor Industrials Fund - Class T2	$ 27,793	$ 8,928	$ 458	$ 458
Fidelity Advisor Industrials Fund - Class B2	--	--	$ 42,192	$ 42,192
Fidelity Advisor Industrials Fund - Class C2	--	--	$ 11,320	$ 11,320
Fidelity Advisor Technology Fund - Class A2	$ 154,318	$ 67,051	$ 3,923	$ 3,923
Fidelity Advisor Technology Fund - Class T2	$ 70,960	$ 20,408	$ 41	$ 41
Fidelity Advisor Technology Fund - Class B2	--	--	$ 25,085	$ 25,085
Fidelity Advisor Technology Fund - Class C2	--	--	$ 9,032	$ 9,032
Fidelity Advisor Utilities Fund - Class A2	$ 143,478	$ 79,332	$ 4,741	$ 4,741
Fidelity Advisor Utilities Fund - Class T2	$ 37,444	$ 11,204	$ 5	$ 5
Fidelity Advisor Utilities Fund - Class B2	--	--	$ 14,892	$ 14,892
Fidelity Advisor Utilities Fund - Class C2	--	--	$ 3,294	$ 3,294
Fidelity Advisor Real Estate Fund - Class A2	$ 118,788	$ 49,648	$ 7,248	$ 7,248
Fidelity Advisor Real Estate Fund - Class T2	$ 38,740	$ 12,425	$ 7	$ 7
Fidelity Advisor Real Estate Fund - Class B2	--	--	$ 16,487	$ 16,487
Fidelity Advisor Real Estate Fund - Class C2	--	--	$ 5,578	$ 5,578

1 Fiscal year ended February 29, 2012

2 Fiscal year ended July 31, 2012

The tables below show the distribution and service fees paid for each class of each fund for the most recent fiscal year end of each fund.

CLASS A DISTRIBUTION AND SERVICE FEES

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Consumer Staples Portfolio[1]	--	--	--	$ 436,234	$ 429,037	$ 7,197*
Gold Portfolio[1]	--	--	--	$ 392,212	$ 373,868	$ 18,344*
Materials Portfolio[1]	--	--	--	$ 358,959	$ 338,524	$ 20,435*
Telecommunications Portfolio[1]	--	--	--	$ 12,169	$ 11,406	$ 763
Fidelity International Real Estate Fund[2]	--	--	--	$ 15,646	$ 15,607	$ 39
Fidelity Advisor Biotechnology Fund[2]	--	--	--	$ 99,575	$ 98,062	$ 1,513
Fidelity Advisor Communications Equipment Fund[2]	--	--	--	$ 12,454	$ 12,358	$ 96
Fidelity Advisor Consumer Discretionary Fund[2]	--	--	--	$ 55,927	$ 53,928	$ 1,999
Fidelity Advisor Electronics Fund[2]	--	--	--	$ 19,191	$ 18,408	$ 783
Fidelity Advisor Energy Fund[2]	--	--	--	$ 673,541	$ 658,001	$ 15,540
Fidelity Advisor Financial Services Fund[2]	--	--	--	$ 141,129	$ 119,989	$ 21,140
Fidelity Advisor Health Care Fund[2]	--	--	--	$ 537,320	$ 536,197	$ 1,123
Fidelity Advisor Industrials Fund[2]	--	--	--	$ 496,430	$ 487,891	$ 8,539
Fidelity Advisor Technology Fund[2]	--	--	--	$ 854,371	$ 844,904	$ 9,467
Fidelity Advisor Utilities Fund[2]	--	--	--	$ 214,732	$ 210,102	$ 4,630
Fidelity Advisor Real Estate Fund[2]	--	--	--	$ 417,501	$ 410,517	$ 6,984

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

1 Fiscal year ended February 29, 2012

2 Fiscal year ended July 31, 2012

CLASS T DISTRIBUTION AND SERVICE FEES

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Consumer Staples Portfolio[1]	$ 84,694	$ 84,684	$ 10	$ 84,694	$ 84,685	$ 9
Gold Portfolio[1]	$ 110,478	$ 110,254	$ 224	$ 110,478	$ 110,253	$ 225
Materials Portfolio[1]	$ 65,926	$ 65,795	$ 131	$ 65,926	$ 65,794	$ 132
Telecommunications Portfolio[1]	$ 7,237	$ 7,237	$ 0	$ 7,237	$ 7,237	$ 0
Fidelity International Real Estate Fund[2]	$ 5,114	$ 5,114	$ 0	$ 5,114	$ 5,114	$ 0
Fidelity Advisor Biotechnology Fund[2]	$ 50,094	$ 49,837	$ 257	$ 50,094	$ 49,837	$ 257
Fidelity Advisor Communications Equipment Fund[2]	$ 9,036	$ 9,036	$ 0	$ 9,036	$ 9,036	$ 0
Fidelity Advisor Consumer Discretionary Fund[2]	$ 24,308	$ 24,290	$ 18	$ 24,308	$ 24,290	$ 18
Fidelity Advisor Electronics Fund[2]	$ 10,452	$ 10,396	$ 56	$ 10,452	$ 10,396	$ 56
Fidelity Advisor Energy Fund[2]	$ 581,722	$ 579,105	$ 2,617	$ 581,721	$ 579,105	$ 2,616
Fidelity Advisor Financial Services Fund[2]	$ 59,400	$ 59,164	$ 236	$ 59,400	$ 59,164	$ 236
Fidelity Advisor Health Care Fund[2]	$ 284,532	$ 284,087	$ 445	$ 284,532	$ 284,087	$ 445
Fidelity Advisor Industrials Fund[2]	$ 158,014	$ 157,786	$ 228	$ 158,014	$ 157,786	$ 228
Fidelity Advisor Technology Fund[2]	$ 445,942	$ 443,304	$ 2,638	$ 445,942	$ 443,304	$ 2,638
Fidelity Advisor Utilities Fund[2]	$ 90,972	$ 90,458	$ 514	$ 90,972	$ 90,458	$ 514
Fidelity Advisor Real Estate Fund[2]	$ 183,068	$ 182,897	$ 171	$ 183,068	$ 182,897	$ 171

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

1 Fiscal year ended February 29, 2012

2 Fiscal year ended July 31, 2012

CLASS B DISTRIBUTION AND SERVICE FEES

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Consumer Staples Portfolio[1]	$ 143,936	$ 0	$ 143,936**	$ 47,979	$ 47,917	$ 62
Gold Portfolio[1]	$ 180,787	$ 0	$ 180,787**	$ 60,262	$ 60,262	$ 0
Materials Portfolio[1]	$ 90,349	$ 0	$ 90,349**	$ 30,115	$ 30,115	$ 0
Telecommunications Portfolio[1]	$ 4,772	$ 0	$ 4,772**	$ 1,592	$ 1,592	$ 0
Fidelity International Real Estate Fund[2]	$ 3,349	$ 0	$ 3,349	$ 1,117	$ 1,117	$ 0
Fidelity Advisor Biotechnology Fund[2]	$ 42,405	$ 0	$ 42,405	$ 14,132	$ 14,118	$ 14
Fidelity Advisor Communications Equipment Fund[2]	$ 6,343	$ 0	$ 6,343	$ 2,115	$ 2,035	$ 80
Fidelity Advisor Consumer Discretionary Fund[2]	$ 21,396	$ 0	$ 21,396	$ 7,133	$ 7,120	$ 13
Fidelity Advisor Electronics Fund[2]	$ 4,260	$ 0	$ 4,260	$ 1,420	$ 1,415	$ 5
Fidelity Advisor Energy Fund[2]	$ 269,158	$ 0	$ 269,158	$ 89,719	$ 89,495	$ 224
Fidelity Advisor Financial Services Fund[2]	$ 45,785	$ 0	$ 45,785	$ 15,262	$ 15,238	$ 24
Fidelity Advisor Health Care Fund[2]	$ 125,429	$ 0	$ 125,429	$ 41,810	$ 41,387	$ 423
Fidelity Advisor Industrials Fund[2]	$ 172,424	$ 0	$ 172,424	$ 57,473	$ 57,460	$ 13
Fidelity Advisor Technology Fund[2]	$ 153,687	$ 0	$ 153,687	$ 51,230	$ 50,736	$ 494
Fidelity Advisor Utilities Fund[2]	$ 53,099	$ 0	$ 53,099	$ 17,698	$ 17,652	$ 46
Fidelity Advisor Real Estate Fund[2]	$ 71,126	--	$ 71,126**	$ 23,708	$ 23,679	$ 29

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

1 Fiscal year ended February 29, 2012

2 Fiscal year ended July 31, 2012

CLASS C DISTRIBUTION AND SERVICE FEES

Fund
Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Consumer Staples Portfolio[1]	$ 685,313	$ 555,767	$ 129,546	$ 228,438	$ 185,256	$ 43,182
Gold Portfolio[1]	$ 539,292	$ 418,351	$ 120,941*	$ 179,764	$ 139,451	$ 40,313
Materials Portfolio[1]	$ 402,512	$ 204,054	$ 198,458	$ 134,171	$ 68,018	$ 66,153
Telecommunications Portfolio[1]	$ 24,427	$ 17,234	$ 7,193	$ 8,141	$ 5,744	$ 2,397
Fidelity International Real Estate Fund[2]	$ 20,302	$ 17,773	$ 2,529	$ 6,768	$ 5,924	$ 844
Fidelity Advisor Biotechnology Fund[2]	$ 148,823	$ 116,755	$ 32,068	$ 49,608	$ 38,918	$ 10,689
Fidelity Advisor Communications Equipment Fund[2]	$ 22,971	$ 17,316	$ 5,655	$ 7,656	$ 5,772	$ 1,884
Fidelity Advisor Consumer Discretionary Fund[2]	$ 73,095	$ 59,878	$ 13,217	$ 24,364	$ 19,959	$ 4,405
Fidelity Advisor Electronics Fund[2]	$ 27,373	$ 24,220	$ 3,153	$ 9,124	$ 8,073	$ 1,051
Fidelity Advisor Energy Fund[2]	$ 780,385	$ 669,597	$ 110,787	$ 260,129	$ 223,199	$ 36,930
Fidelity Advisor Financial Services Fund[2]	$ 150,663	$ 132,743	$ 17,920	$ 50,221	$ 44,248	$ 5,973
Fidelity Advisor Health Care Fund[2]	$ 551,033	$ 514,442	$ 36,591	$ 183,678	$ 171,481	$ 12,197
Fidelity Advisor Industrials Fund[2]	$ 498,070	$ 413,742	$ 84,328	$ 166,025	$ 137,914	$ 28,110
Fidelity Advisor Technology Fund[2]	$ 640,497	$ 567,072	$ 73,425	$ 213,499	$ 189,024	$ 24,475
Fidelity Advisor Utilities Fund[2]	$ 215,043	$ 184,083	$ 30,960	$ 71,681	$ 61,361	$ 10,320
Fidelity Advisor Real Estate Fund[2]	$ 352,584	$ 292,222	$ 60,362	$ 117,529	$ 97,407	$ 20,122

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

1 Fiscal year ended February 29, 2012

2 Fiscal year ended July 31, 2012

APPENDIX K

Transfer agent fees paid by each fund to FIIOC for the most recent fiscal year end amounted to the following:

Fund	Transfer Agent Fees Paid to FIIOC
Air Transportation Portfolio	$ 188,348
Automotive Portfolio	$ 392,005
Banking Portfolio	$ 1,005,464
Biotechnology Portfolio	$ 2,807,626
Brokerage and Investment Management Portfolio	$ 1,076,729
Chemicals Portfolio	$ 1,735,564
Communications Equipment Portfolio	$ 1,109,486
Computers Portfolio	$ 1,368,657
Construction and Housing Portfolio	$ 282,424
Consumer Discretionary Portfolio	$ 532,974
Consumer Finance Portfolio	$ 386,828
Consumer Staples Portfolio	$ 3,543,114
Defense and Aerospace Portfolio	$ 1,617,476
Electronics Portfolio	$ 2,618,092
Energy Portfolio	$ 5,813,069
Energy Service Portfolio	$ 3,329,656
Environment and Alternative Energy Portfolio	$ 265,223
Financial Services Portfolio	$ 1,026,257
Gold Portfolio	$ 12,523,829
Health Care Portfolio	$ 4,267,790
Industrial Equipment Portfolio	$ 665,187
Industrials Portfolio	$ 1,268,867
Insurance Portfolio	$ 621,384
IT Services Portfolio	$ 468,469
Leisure Portfolio	$ 896,648
Materials Portfolio	$ 3,346,774
Medical Delivery Portfolio	$ 1,811,020
Medical Equipment and Systems Portfolio	$ 3,454,559
Multimedia Portfolio	$ 466,748
Natural Gas Portfolio	$ 2,275,331
Natural Resources Portfolio	$ 3,957,288
Pharmaceuticals Portfolio	$ 1,499,636
Retailing Portfolio	$ 630,506
Software and Computer Services Portfolio	$ 2,749,717
Technology Portfolio	$ 5,281,287
Telecommunications Portfolio	$ 925,458
Transportation Portfolio	$ 645,437
Utilities Portfolio	$ 1,201,736
Wireless Portfolio	$ 780,476
Fidelity International Real Estate Fund	$ 790,564
Fidelity Real Estate Investment Portfolio	$ 8,185,000
Fidelity Telecom and Utilities Fund	$ 1,968,000
Fidelity Advisor Biotechnology Fund	$ 278,414
Fidelity Advisor Communications Equipment Fund	$ 43,466
Fidelity Advisor Consumer Discretionary Fund	$ 155,087
Fidelity Advisor Electronics Fund	$ 54,932
Fidelity Advisor Energy Fund	$ 1,952,670
Fidelity Advisor Financial Services Fund	$ 339,321
Fidelity Advisor Health Care Fund	$ 1,310,614
Fidelity Advisor Industrials Fund	$ 984,550
Fidelity Advisor Technology Fund	$ 2,091,380
Fidelity Advisor Utilities Fund	$ 504,122
Fidelity Advisor Real Estate Fund	$ 1,540,993

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by each fund to FSC for the most recent fiscal year end (as indicated in Appendix A) amounted to the following:

Fund	Pricing and Bookkeeping Fees Paid to FSC
Air Transportation Portfolio	$ 28,642
Automotive Portfolio	$ 63,934
Banking Portfolio	$ 152,907
Biotechnology Portfolio	$ 408,741
Brokerage and Investment Management Portfolio	$ 159,234
Chemicals Portfolio	$ 262,951
Communications Equipment Portfolio	$ 157,653
Computers Portfolio	$ 212,624
Construction and Housing Portfolio	$ 39,503
Consumer Discretionary Portfolio	$ 85,198
Consumer Finance Portfolio	$ 50,245
Consumer Staples Portfolio	$ 484,037
Defense and Aerospace Portfolio	$ 237,022
Electronics Portfolio	$ 367,364
Energy Portfolio	$ 760,350
Energy Service Portfolio	$ 487,659
Environment and Alternative Energy Portfolio	$ 33,997
Financial Services Portfolio	$ 147,906
Gold Portfolio	$ 1,549,841
Health Care Portfolio	$ 633,347
Industrial Equipment Portfolio	$ 123,046
Industrials Portfolio	$ 197,001
Insurance Portfolio	$ 94,808
IT Services Portfolio	$ 74,941
Leisure Portfolio	$ 149,778
Materials Portfolio	$ 437,993
Medical Delivery Portfolio	$ 267,283
Medical Equipment and Systems Portfolio	$ 452,403
Multimedia Portfolio	$ 72,044
Natural Gas Portfolio	$ 300,335
Natural Resources Portfolio	$ 506,204
Pharmaceuticals Portfolio	$ 215,986
Retailing Portfolio	$ 96,938
Software and Computer Services Portfolio	$ 410,799
Technology Portfolio	$ 717,109
Telecommunications Portfolio	$ 145,190
Transportation Portfolio	$ 103,947
Utilities Portfolio	$ 192,768
Wireless Portfolio	$ 114,355
Fidelity Real Estate Investment Portfolio	$ 974,896
Fidelity Telecom and Utilities Fund	$ 306,653
Fidelity International Real Estate Fund	$ 136,966
Fidelity Advisor Biotechnology Fund	$ 37,157
Fidelity Advisor Communications Equipment Fund	$ 5,300
Fidelity Advisor Consumer Discretionary Fund	$ 22,747
Fidelity Advisor Electronics Fund	$ 6,872
Fidelity Advisor Energy Fund	$ 247,860
Fidelity Advisor Financial Services Fund	$ 44,049
Fidelity Advisor Health Care Fund	$ 177,270
Fidelity Advisor Industrials Fund	$ 153,693
Fidelity Advisor Technology Fund	$ 254,923
Fidelity Advisor Utilities Fund	$ 66,309
Fidelity Advisor Real Estate Fund	$ 196,584

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by each fund to FSC for securities lending for the most recent fiscal year amounted to the following:

Fund	Securities Lending Fees Paid to FSC
Air Transportation Portfolio	$ 446
Automotive Portfolio	$ 4,641
Banking Portfolio	$ 3,744
Biotechnology Portfolio	$ 25,834
Brokerage and Investment Management Portfolio	$ 1,693
Chemicals Portfolio	$ 5,007
Communications Equipment Portfolio	$ 10,190
Computers Portfolio	$ 4,956
Construction and Housing Portfolio	$ 1,170
Consumer Discretionary Portfolio	$ 1,318
Consumer Finance Portfolio	$ 788
Consumer Staples Portfolio	$ 4,996
Defense and Aerospace Portfolio	$ 3,161
Electronics Portfolio	$ 13,400
Energy Portfolio	$ 8,126
Energy Service Portfolio	$ 5,300
Environment and Alternative Energy Portfolio	$ 1,058
Financial Services Portfolio	$ 1,715
Gold Portfolio	$ 30,316
Health Care Portfolio	$ 12,523
Industrial Equipment Portfolio	$ 607
Industrials Portfolio	$ 621
Insurance Portfolio	$ 185
IT Services Portfolio	$ 2,778
Leisure Portfolio	$ 2,886
Materials Portfolio	$ 8,829
Medical Delivery Portfolio	$ 9,673
Medical Equipment and Systems Portfolio	$ 5,918
Multimedia Portfolio	$ 2,746
Natural Gas Portfolio	$ 5,988
Natural Resources Portfolio	$ 5,711
Pharmaceuticals Portfolio	$ 10,583
Retailing Portfolio	$ 1,811
Software and Computer Services Portfolio	$ 5,238
Technology Portfolio	$ 19,760
Telecommunications Portfolio	$ 3,447
Transportation Portfolio	$ 1,583
Utilities Portfolio	$ 206
Wireless Portfolio	$ 6,446
Fidelity International Real Estate Fund	$ 430
Fidelity Real Estate Investment Portfolio	$ 12,761
Fidelity Telecom and Utilities Fund	$ 275
Fidelity Advisor Biotechnology Fund	$ 1,731
Fidelity Advisor Communications Equipment Fund	$ 169
Fidelity Advisor Consumer Discretionary Fund	$ 393
Fidelity Advisor Electronics Fund	$ 206
Fidelity Advisor Energy Fund	$ 1,361
Fidelity Advisor Financial Services Fund	$ 741
Fidelity Advisor Health Care Fund	$ 2,708
Fidelity Advisor Industrials Fund	$ 543
Fidelity Advisor Technology Fund	$ 6,415
Fidelity Advisor Utilities Fund	$ 174
Fidelity Advisor Real Estate Fund	$ 3,467

APPENDIX L

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past three fiscal years. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended 2012. NFS is paid on a commission basis.

Fund	Total Amount Paid to NFS
Air Transportation Portfolio	$ 5,816
Automotive Portfolio	$ 7,047
Banking Portfolio	$ 31,833
Biotechnology Portfolio	$ 29,566
Brokerage and Investment Management Portfolio	$ 90,664
Chemicals Portfolio	$ 12,868
Communications Equipment Portfolio	$ 25,919
Computers Portfolio	$ 81,044
Construction and Housing Portfolio	$ 8,175
Consumer Discretionary Portfolio	$ 19,977
Consumer Finance Portfolio	$ 12,024
Consumer Staples Portfolio	$ 11,729
Defense and Aerospace Portfolio	$ 8,446
Electronics Portfolio	$ 174,324
Energy Portfolio	$ 19,306
Energy Service Portfolio	$ 16,689
Environment and Alternative Energy Portfolio	$ 3,815
Financial Services Portfolio	$ 91,395
Gold Portfolio	$ 6,078
Health Care Portfolio	$ 33,066
Industrial Equipment Portfolio	$ 13,822
Industrials Portfolio	$ 9,998
Insurance Portfolio	$ 14,655
IT Services Portfolio	$ 15,105
Leisure Portfolio	$ 20,327
Materials Portfolio	$ 15,641
Medical Delivery Portfolio	$ 20,180
Medical Equipment and Systems Portfolio	$ 25,011
Multimedia Portfolio	$ 8,467
Natural Gas Portfolio	$ 9,343
Natural Resources Portfolio	$ 12,225
Pharmaceuticals Portfolio	$ 15,717
Retailing Portfolio	$ 19,970
Software and Computer Services Portfolio	$ 148,545
Technology Portfolio	$ 150,249
Telecommunications Portfolio	$ 32,682
Transportation Portfolio	$ 15,181
Utilities Portfolio	$ 29,994
Wireless Portfolio	$ 27,815
Fidelity International Real Estate Fund	$ 12
Fidelity Real Estate Investment Portfolio	$ 13,271
Fidelity Telecom and Utilities Fund	$ 48,584
Fidelity Advisor Biotechnology Fund	$ 1,712
Fidelity Advisor Communications Equipment Fund	$ 1,827
Fidelity Advisor Consumer Discretionary Fund	$ 4,616
Fidelity Advisor Electronics Fund	$ 2,373
Fidelity Advisor Energy Fund	$ 6,115
Fidelity Advisor Financial Services Fund	$ 28,761
Fidelity Advisor Health Care Fund	$ 8,183
Fidelity Advisor Industrials Fund	$ 7,231
Fidelity Advisor Technology Fund	$ 50,376
Fidelity Advisor Utilities Fund	$ 9,377
Fidelity Advisor Real Estate Fund	$ 4,780
Fund	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Air Transportation Portfolio	3.64%	15.66%
Automotive Portfolio	3.68%	11.19%
Banking Portfolio	3.90%	11.45%
Biotechnology Portfolio	1.11%	3.91%
Brokerage and Investment Management Portfolio	4.02%	17.37%
Chemicals Portfolio	1.14%	4.26%
Communications Equipment Portfolio	3.04%	10.34%
Computers Portfolio	7.67%	24.05%
Construction and Housing Portfolio	8.80%	20.77%
Consumer Discretionary Portfolio	4.39%	13.92%
Consumer Finance Portfolio	4.18%	50.49%
Consumer Staples Portfolio	1.81%	9.47%
Defense and Aerospace Portfolio	1.99%	9.96%
Electronics Portfolio	6.82%	19.82%
Energy Portfolio	0.82%	3.90%
Energy Service Portfolio	0.94%	4.64%
Environment and Alternative Energy Portfolio	2.04%	7.86%
Financial Services Portfolio	3.31%	12.57%
Gold Portfolio	0.36%	3.36%
Health Care Portfolio	1.01%	4.06%
Industrial Equipment Portfolio	4.75%	13.60%
Industrials Portfolio	1.91%	7.95%
Insurance Portfolio	3.54%	12.54%
IT Services Portfolio	5.28%	17.17%
Leisure Portfolio	7.16%	22.55%
Materials Portfolio	1.14%	5.93%
Medical Delivery Portfolio	1.76%	5.12%
Medical Equipment and Systems Portfolio	1.18%	4.98%
Multimedia Portfolio	3.76%	9.52%
Natural Gas Portfolio	0.94%	5.07%
Natural Resources Portfolio	0.76%	3.57%
Pharmaceuticals Portfolio	2.47%	9.07%
Retailing Portfolio	3.71%	14.32%
Software and Computer Services Portfolio	5.09%	18.10%
Technology Portfolio	2.37%	10.31%
Telecommunications Portfolio	4.80%	15.16%
Transportation Portfolio	2.62%	8.75%
Utilities Portfolio	2.18%	8.43%
Wireless Portfolio	4.37%	10.69%
Fidelity International Real Estate Fund	0%	0%
Fidelity Real Estate Investment Portfolio	1.32%	4.70%
Fidelity Telecom and Utilities Fund	1.89%	7.53%
Fidelity Advisor Biotechnology Fund	1.01%	2.71%
Fidelity Advisor Communications Equipment Fund	6.91%	19.14%
Fidelity Advisor Consumer Discretionary Fund	4.00%	11.02%
Fidelity Advisor Electronics Fund	6.28%	16.19%
Fidelity Advisor Energy Fund	0.87%	3.68%
Fidelity Advisor Financial Services Fund	3.05%	12.38%
Fidelity Advisor Health Care Fund	1.23%	4.41%
Fidelity Advisor Industrials Fund	2.06%	7.47%
Fidelity Advisor Technology Fund	2.85%	11.53%
Fidelity Advisor Utilities Fund	2.28%	7.73%
Fidelity Advisor Real Estate Fund	1.27%	5.49%

APPENDIX M

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

Services Billed by Deloitte Entities July 31, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$ 33,000	$ -	$ 4,600	$ 400
Fidelity Advisor Communications Equipment Fund	$ 35,000	$ -	$ 4,600	$ 400
Fidelity Advisor Consumer Discretionary Fund	$ 33,000	$ -	$ 5,700	$ 400
Fidelity Advisor Electronics Fund	$ 33,000	$ -	$ 4,600	$ 400
Fidelity Advisor Energy Fund	$ 34,000	$ -	$ 6,700	$ 500
Fidelity Advisor Financial Services Fund	$ 35,000	$ -	$ 6,700	$ 400
Fidelity Advisor Health Care Fund	$ 34,000	$ -	$ 5,700	$ 400
Fidelity Advisor Industrials Fund	$ 33,000	$ -	$ 5,700	$ 400
Fidelity Advisor Real Estate Fund	$ 36,000	$ -	$ 5,700	$ 400
Fidelity Advisor Technology Fund	$ 35,000	$ -	$ 5,700	$ 500
Fidelity Advisor Utilities Fund	$ 33,000	$ -	$ 5,700	$ 400
July 31, 2011 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$ 34,000	$ -	$ 4,600	$ 200
Fidelity Advisor Communications Equipment Fund	$ 35,000	$ -	$ 4,600	$ 200
Fidelity Advisor Consumer Discretionary Fund	$ 33,000	$ -	$ 5,700	$ 200
Fidelity Advisor Electronics Fund	$ 33,000	$ -	$ 4,600	$ 200
Fidelity Advisor Energy Fund	$ 34,000	$ -	$ 6,700	$ 200
Fidelity Advisor Financial Services Fund	$ 35,000	$ -	$ 8,700	$ 200
Fidelity Advisor Health Care Fund	$ 34,000	$ -	$ 5,700	$ 200
Fidelity Advisor Industrials Fund	$ 34,000	$ -	$ 5,700	$ 200
Fidelity Advisor Real Estate Fund	$ 36,000	$ -	$ 5,700	$ 200
Fidelity Advisor Technology Fund	$ 35,000	$ -	$ 5,700	$ 200
Fidelity Advisor Utilities Fund	$ 33,000	$ -	$ 5,700	$ 200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate Investment Portfolio (the "Fund"):

Services Billed by PwC July 31, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Investment Portfolio	$ 70,000	$ -	$ 4,300	$ 2,900
July 31, 2011 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Investment Portfolio	$ 70,000	$ -	$ 4,300	$ 3,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC in each of the last two fiscal years for services rendered to Fidelity International Real Estate Fund:

Services Billed by PwC July 31, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Real Estate Fund	$ 59,000	$ -	$ 7,400	$ 1,600
July 31, 2011 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Real Estate Fund	$ 59,000	$ -	$ 7,400	$ 2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio:

Services Billed by PwC February 29, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$ 33,000	$ -	$ 2,700	$ 1,600
Automotive Portfolio	$ 33,000	$ -	$ 2,700	$ 1,600
Banking Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Biotechnology Portfolio	$ 38,000	$ -	$ 2,700	$ 2,100
Brokerage and Investment Management Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Chemicals Portfolio	$ 33,000	$ -	$ 2,700	$ 1,900
Communications Equipment Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Computers Portfolio	$ 33,000	$ -	$ 2,700	$ 1,800
Construction and Housing Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Consumer Discretionary Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Consumer Finance Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Consumer Staples Portfolio	$ 38,000	$ -	$ 2,700	$ 2,200
Defense and Aerospace Portfolio	$ 33,000	$ -	$ 2,700	$ 1,800
Electronics Portfolio	$ 34,000	$ -	$ 2,700	$ 2,000
Energy Portfolio	$ 35,000	$ -	$ 2,900	$ 2,600
Energy Service Portfolio	$ 34,000	$ -	$ 2,700	$ 2,200
Environment and Alternative Energy Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Financial Services Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Gold Portfolio	$ 57,000	$ -	$ 6,400	$ 3,500
Health Care Portfolio	$ 35,000	$ -	$ 2,700	$ 2,400
Industrial Equipment Portfolio	$ 37,000	$ -	$ 2,700	$ 1,700
Industrials Portfolio	$ 33,000	$ -	$ 2,700	$ 1,800
Insurance Portfolio	$ 33,000	$ -	$ 2,700	$ 1,600
IT Services Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Leisure Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Materials Portfolio	$ 38,000	$ -	$ 2,700	$ 2,100
Medical Delivery Portfolio	$ 33,000	$ -	$ 2,700	$ 1,900
Medical Equipment and Systems Portfolio	$ 35,000	$ -	$ 2,700	$ 2,100
Multimedia Portfolio	$ 32,000	$ -	$ 2,700	$ 1,600
Natural Gas Portfolio	$ 33,000	$ -	$ 2,700	$ 1,900
Natural Resources Portfolio	$ 34,000	$ -	$ 2,700	$ 2,200
Pharmaceuticals Portfolio	$ 33,000	$ -	$ 2,700	$ 1,800
Retailing Portfolio	$ 33,000	$ -	$ 2,700	$ 1,700
Software and Computer Services Portfolio	$ 34,000	$ -	$ 2,700	$ 2,100
Technology Portfolio	$ 35,000	$ -	$ 2,700	$ 2,600
Telecommunications Portfolio	$ 36,000	$ -	$ 2,700	$ 1,700
Transportation Portfolio	$ 34,000	$ -	$ 2,700	$ 1,700
Utilities Portfolio	$ 32,000	$ -	$ 2,700	$ 1,800
Wireless Portfolio	$ 32,000	$ -	$ 2,700	$ 1,700
February 28, 2011 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Automotive Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Banking Portfolio	$ 33,000	$ -	$ 2,700	$ 2,300
Biotechnology Portfolio	$ 34,000	$ -	$ 2,700	$ 2,600
Brokerage and Investment Management Portfolio	$ 33,000	$ -	$ 2,700	$ 2,300
Chemicals Portfolio	$ 32,000	$ -	$ 2,700	$ 2,300
Communications Equipment Portfolio	$ 33,000	$ -	$ 2,700	$ 2,200
Computers Portfolio	$ 33,000	$ -	$ 2,700	$ 2,300
Construction and Housing Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Consumer Discretionary Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Consumer Finance Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Consumer Staples Portfolio	$ 39,000	$ -	$ 2,700	$ 2,800
Defense and Aerospace Portfolio	$ 33,000	$ -	$ 2,700	$ 2,400
Electronics Portfolio	$ 34,000	$ -	$ 2,700	$ 2,600
Energy Portfolio	$ 35,000	$ -	$ 2,900	$ 3,200
Energy Service Portfolio	$ 34,000	$ -	$ 2,700	$ 2,800
Environment and Alternative Energy Portfolio	$ 32,000	$ -	$ 2,700	$ 2,000
Financial Services Portfolio	$ 33,000	$ -	$ 2,700	$ 2,300
Gold Portfolio	$ 59,000	$ -	$ 6,400	$ 4,400
Health Care Portfolio	$ 34,000	$ -	$ 2,700	$ 3,000
Industrial Equipment Portfolio	$ 36,000	$ -	$ 2,700	$ 2,100
Industrials Portfolio	$ 33,000	$ -	$ 2,700	$ 2,200
Insurance Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
IT Services Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Leisure Portfolio	$ 33,000	$ -	$ 2,700	$ 2,200
Materials Portfolio	$ 38,000	$ -	$ 2,700	$ 2,500
Medical Delivery Portfolio	$ 33,000	$ -	$ 2,700	$ 2,300
Medical Equipment and Systems Portfolio	$ 34,000	$ -	$ 2,700	$ 2,800
Multimedia Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Natural Gas Portfolio	$ 33,000	$ -	$ 2,700	$ 2,600
Natural Resources Portfolio	$ 34,000	$ -	$ 2,700	$ 2,800
Pharmaceuticals Portfolio	$ 32,000	$ -	$ 2,700	$ 2,200
Retailing Portfolio	$ 32,000	$ -	$ 2,700	$ 2,100
Software and Computer Services Portfolio	$ 34,000	$ -	$ 2,700	$ 2,600
Technology Portfolio	$ 35,000	$ -	$ 2,700	$ 3,300
Telecommunications Portfolio	$ 37,000	$ -	$ 2,700	$ 2,200
Transportation Portfolio	$ 33,000	$ -	$ 2,700	$ 2,200
Utilities Portfolio	$ 32,000	$ -	$ 2,700	$ 2,200
Wireless Portfolio	$ 32,000	$ -	$ 2,700	$ 2,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC in each of the last two fiscal years for services rendered to Fidelity Telecom and Utilities Fund:

Services Billed by PwC January 31, 2012 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$ 53,000	$ -	$ 3,300	$ 1,900
January 31, 2011 FeesA
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$ 53,000	$ -	$ 3,300	$ 2,500

A Amounts may reflect rounding.

APPENDIX N

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund ("Fund Service Providers"):

Services Billed by Deloitte Entities
	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$ 615,000	$ 645,000
Tax Fees	$ -	$ -
All Other Fees	$ 1,115,000	$ 730,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of Fidelity Real Estate Investment Portfolio and Fidelity International Real Estate Fund that are rendered on behalf of FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to Fidelity Real Estate Investment Portfolio and Fidelity International Real Estate Fund ("Fund Service Providers"):

Services Billed by PwC
	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$ 4,450,000	$ 1,860,000
Tax Fees	$ -	$ -
All Other Fees	$ -	$ 365,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio and that are rendered on behalf of "FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC
	February 29, 2012A	February 28, 2011A
Audit-Related Fees	$ 3,795,000	$ 2,550,000
Tax Fees	$ -	$ -
All Other Fees	$ -	$ 510,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of Fidelity Telecom and Utilities Fund and that are rendered on behalf of FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to Fidelity Telecom and Utilities Fund ("Fund Service Providers"):

Services Billed by PwC
	January 31, 2012A	January 31, 2011A
Audit-Related Fees	$ 3,793,000	$ 2,550,000
Tax Fees	$ -	$ -
All Other Fees	$ -	$ 510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX O

The aggregate non-audit fees billed by Deloitte Entities for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2012A	July 31, 2011A
Deloitte Entities	$ 1,670,000	$ 1,535,000

A Amounts may reflect rounding.

The aggregate non-audit fees billed by PwC for services rendered to Fidelity Real Estate Investment Portfolio, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	July 31, 2012A	July 31, 2011A
PwC	$ 5,655,000	$ 4,100,000

A Amounts may reflect rounding.

The aggregate non-audit fees billed by PwC for services rendered to Fidelity International Real Estate Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	July 31, 2012A	July 31, 2011A
PwC	$ 5,660,000	$ 4,100,000

A Amounts may reflect rounding.

The aggregate non-audit fees billed by PwC for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2012A	February 28, 2011A
PwC	$ 5,305,000	$ 5,155,000

A Amounts may reflect rounding.

The aggregate non-audit fees billed by PwC for services rendered to the Fidelity Telecom and Utilities Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	January 31, 2012A	January 31, 2011A
PwC	$ 5,080,000	$ 4,870,000

A Amounts may reflect rounding.

Fidelity Investments & Pyramid Design, Fidelity, Fidelity Advisor, Strategic Advisers, and Contrafund are registered service marks of FMR LLC. © 2013 All rights reserved.

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[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year]]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

If voting via touch-tone phone, you will be required to enter the CONTROL number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders,] [Notice of Meeting/Notice of Meeting,] and [Proxy Statement/Proxy Statement:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic proxy materials, you may need Adobe® Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday, 8:00 a.m. to midnight Eastern time, and Saturday, 8:00 a.m. to 6:30 p.m. Eastern time.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

You have a right to receive these materials in paper format. To request a paper copy of proxy materials relating to a Fidelity fund at no cost, please contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

For questions, please call Fidelity at 1-800-544-6666. Representatives are available 24 hours a day, 7 days a week. To contact us about this message, please do not reply to this email; go to Fidelity.com/contactus to send a secure email.

Thank you for choosing Fidelity.

Fidelity.com	Contact Us	Email Preferences	Privacy Policy	Legal Information

If you do not want to receive account service communications (such as status of Rollover or Transfer of Assets transactions) via email from Fidelity Personal Investments, you may change your email preferences at any time.

Fidelity Brokerage Services LLC, Member NYSE, SIPC 900 Salem Street, Smithfield, RI 02917

625484.4.0 C23767 01

© 2012 FMR LLC All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Fidelity Funds Special Meeting of Shareholders

[Fidelity Investments pyramid design and Turn Here logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] Special Meeting of Shareholders (format of trust and fund names can be all caps or combination of upper and lower case letters)
Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)
For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s}/link(s)]:

[Letter to Shareholders,] Notice of Meeting, and Proxy Statement (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109

625428.4.0

© 2013 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Broadridge Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:

"Lets Begin."

** If shareholder does not press anything two times they will hear after each non- response: "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

** If the shareholder does not press anything a third time they will hear: "Please call back when you have your proxy card available. Thank you for calling. Good-bye."

Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

  Valid Control Number: (See "Voting" Script)

  Invalid (Input 1 or 2 times): "Control number is invalid."

  Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye."

  Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See "Enter Control Number Script).

  If shareholder presses 1 - shareholder is directed to the "Voting" Script

  Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2."

If shareholder presses 1 - shareholder goes to "Completed Proposal Voting" Script #2

If shareholder presses 2 - shareholder goes to "Voting" Script

Voting:

"Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually."

If shareholder doesn't make a selection: the first two times the shareholder hears: "I have not received your response" followed by a repeat of "Voting" Script; Upon the third non-response the shareholder hears ""We have not recorded a vote - good-bye." and the call ends

Shareholder presses:	Shareholder hears:
1	"If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3." Upon selection shareholder goes to "Nominee Vote Script"
2	Shareholder goes to "Completed Proposal Voting" Script #2
Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to "Proposal Vote Script".
2	"Proposal Voting." Goes to "Proposal Vote Script".
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election shareholder hears: "O.k. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

Upon entering ´00' shareholder goes to "Proposal Vote Script."

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal[s] to vote on ." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

  For/Against/Abstain

  For/Against

  For/Abstain

  For/Withhold

  For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

"If you are voting for this proposal, press 1. If you wish to abstain press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

"If you are voting for this proposal, press 1. If you wish to withhold press 2."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1: "You have completed Proposal Voting"

Script 2: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>."

This text will be heard following the final proposal on the voting ballot.

Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

[You have voted for all nominees]/

[You have voted to withhold all nominees]/

[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

"You have voted [For/Against/to Abstain from] Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

  If shareholder presses 1: Shareholder then goes to "Vote Another?" Script.

  If shareholder presses 2: they are directed to the "Voting" Section.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

  If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good-bye."

  If shareholder presses 2: Shareholder is directed to "Voting" Section.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on-line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on-line

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text - It is easy to get started

Text - Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Proxy Card" a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E-Mail Notification recipients can find the Control Number next to the label "Control Number." [when shareholder clicks on "E-Mail Notification" a window appears that contains a sample e-mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Notice of Internet Availability" a window appears that contains a sample Notice with the location of the control number highlighted]

Link - CLICK HERE to view Proxy Materials for the Fidelity funds [when shareholder clicks on "Click Here" a window appears that contains proxy materials for this, current, and previous proxy campaigns(see form of "Proxy Materials Page"]

Input - Enter your Control Number

[box in which to enter your control number appears here]

["Submit" button appears here] [if shareholder clicks on "Submit" Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full-set package via mail or e-delivery]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1-877-296-4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e-mail or hard copy at no charge by choosing the option below

Text - (centered) View Proxy Materials

Link - (centered) [link to access "Letter to Shareholders, Notice of Meeting, and Proxy Statement" appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered) Request Proxy Materials

Link - (left centered) [link to access "Request Copy" appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered) Vote Your Shares

Link - (right centered) [link to "Vote" appears here] [if shareholder clicks on link Screen 5 opens]

Link - (left justified) Learn more about Notice & Access [if shareholder clicks on "Learn more about Notice & Access" another window opens that explains the concept of Notice & Access]

Link - To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on "Download Adobe Acrobat." the Adobe web site (http://get.adobe.com/reader) launches]

Text - You may need Adobe Acrobat to view the documents listed above.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 - Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Welcome to the Fulfillment Request Service

Text - We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text - View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e-mail to the e-mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e-mail to the e-mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input - (left side) Input E-mail Address: [shareholder inputs his/her e-mail address here]
(right side) Verify E-mail Address: [shareholder inputs his/her e-mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link - If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - (left justified) [link to "Submit Request" appears here] (to right) [link to go "Back to Shareholder Portal" appears here] [if shareholder clicks on "Submit Request" Screen 4 appears; if shareholder clicks on "Back to Shareholder Portal" Screen 2 appears]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 - Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Your fulfillment request has been received. THANK YOU!

Link - If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on "click here" Screen 1 appears]

Link - If you have completed your request, please click here to exit. [if shareholder clicks on "click here" the web page closes]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 - Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects "Vote Your Shares" on Screen 2 or if shareholder received his/her proxy via full-set delivery and enters his/her control number on Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (right justified) Proxy Materials

Link(s) - (right justified) [bulleted list appears here with links to proxy materials for campaign for which vote is being cast] [Letter to Shareholders[,]] [Notice of Meeting and Proxy Statement] [if a merger proxy: Prospectus] [if shareholder clicks on link(s) PDF copy(ies) of the proxy materials opens in another window]

Text - (left justified) Vote Your Shares

Text - (left justified) 1. Vote [highlight]/(centered) 2. Review/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) The Board's Recommendation[s]

Text - (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text - (centered) To vote, mark your selection[s] under "Vote Options" then select the "Vote the proposal[s] as indicated above" button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	[ ] For All Nominees [ ] Withhold All Nominees [ ] For All Except Those Selected Below [names of all nominees listed here]
02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text - (left justified) Back to top [if shareholder selects "Back to top" he/she is brought to the top of the page]

Link - (centered) [l"Vote the proposal[s] as indicated above" and "Reset" buttons appear here] [if shareholder clicks on "Vote" button Screen 6 appears; if shareholder clicks on "Reset" button vote selections clear on this page ]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 - Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a "Vote" button on Screen 5]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (centered) Vote Confirmation

Text - (centered) Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Text - (left justified) 1. Vote/(centered) 2. Review [highlight]/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[ ] For All Nominees
[names of all nominees listed here]

[ ] Withhold All Nominees
[names of all nominees listed here]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) Please review your selection carefully before voting.

Text - (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text - (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

Text - (left justified) If you would like to receive an e-mail confirmation, enter your e-mail address here: [shareholder inputs his/her e-mail address here]

Selection - (centered) ["Final Vote Submission" and to go "Back" buttons appear here] [if shareholder clicks on "Final Vote" button Screen 7 appears; if shareholder clicks on "Back" button Screen 5 appears]

Text - (centered) Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint [[name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3]], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 - Vote Submission Page

[Page appears after shareholder selects "Final Vote Submission" on Screen 6]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Thank You! Your vote has been submitted as detailed below.

Text - (left justified) [If shareholder has requested an e-mail vote confirmation on Screen 6 the following appears: Your e-mail confirmation has been sent to: [shareholders email address]]

Links - [Change Vote] [Vote Another Proxy] [Exit Internet Proxy Voting Services] [if shareholder clicks on "Change Vote" Screen 5 appears; if shareholder clicks on "Vote Another Proxy" Screen 1 appears; if shareholder clicks on "Exit Internet Proxy Voting Service" the shareholder is prompted to close the web page]

Text - (left justified) 1. Vote/(centered) 2. Review/(right justified) 3. Confirmed [highlight]

Text - (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text - (centered) Proxy Voting Form

Text - (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[For All Nominees
[names of all nominees listed here]]

[Withhold All Nominees
[names of all nominees listed here]]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) Please enroll in eDelivery by logging into your online account.

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text - (left justified) Proxy VoteTM

Text - (left justified) Fidelity funds

Text - (left justified) Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

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Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form Of

E-mail Confirmation

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Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for
[Trust name:]
[Fund name], as follows:

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Proposal 1. [proposal title]..........[Each nominee's name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title]..........[For] [Against] [Abstain]

Proposal 3. [proposal title]..........[[For] [Against] [Abstain]

Proposal 4. [proposal title]..........[For] [Against] [Abstain]

Proposal 6. [proposal title]..........[For] [Against] [Abstain]

Thank you for voting.